                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                            LINE OF CREDIT AGREEMENT

                                     BETWEEN

                          AGREE LIMITED PARTNERSHIP AND
                            AGREE REALTY CORPORATION

                                       AND

                           STANDARD FEDERAL BANK N.A.
                    INDIVIDUALLY AND AS AGENT FOR THE LENDERS

                                       AND
                                  TOGETHER WITH

                                  BANK ONE, NA
                                     LENDERS

                          DATED AS OF NOVEMBER 5, 2003

                                 $50,000,000.00

                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   ----
SECTION 1.        DEFINITIONS....................................................................................    2
         Section 1.1       Definitions...........................................................................    2

SECTION 2.        AMOUNT AND TERMS OF LINE OF CREDIT LOAN........................................................   20
         Section 2.1       Advances..............................................................................   20
         Section 2.2       Use of Proceeds; Completion of Development; Additional Requirements...................   21
         Section 2.3       Notice of Borrowing...................................................................   21
         Section 2.4       Disbursement of Funds.................................................................   21
         Section 2.5       The Notes.............................................................................   21
         Section 2.6       Interest..............................................................................   22
         Section 2.7       Interest Periods......................................................................   24
         Section 2.8       Conversion or Continuation............................................................   24
         Section 2.9       Principal Amortization................................................................   25
         Section 2.10      Voluntary Prepayments; Termination....................................................   25
         Section 2.11      Mandatory Prepayments.................................................................   26
         Section 2.12      Application of Payments and Prepayments...............................................   26
         Section 2.13      Method and Place of Payment...........................................................   26
         Section 2.14      Fees..................................................................................   27
         Section 2.15      Interest Rate Unascertainable Increased Costs, Illegality.............................   28
         Section 2.16      Funding Costs.........................................................................   28
         Section 2.17      Substitution of Collateral............................................................   30
         Section 2.18      Acquisition of Additional Approved Properties; Increasing Available Loan Amount.......   33
         Section 2.19      Breach of Available Borrowing Base Covenant...........................................   43
         Section 2.20      Letter of Credit Commitment...........................................................   43
         Section 2.21      Requests for Letters of Credit........................................................   43
         Section 2.22      Reimbursement Obligations of the Banks................................................   44
         Section 2.23      Procedure for Issuance of Letters of Credit...........................................   45
         Section 2.24      Reimbursement Obligations of Borrower.................................................   45
         Section 2.25      Fees..................................................................................
         Section 2.26      Increase of Maximum Loan Amount.......................................................   47

SECTION 3.        CONDITIONS PRECEDENT...........................................................................   49
         Section 3.1       Conditions Precedent to the Initial Advance...........................................   49
         Section 3.2       Conditions Precedent to All Advances of the Loan......................................   52
         Section 3.3       Acceptance of Borrowings..............................................................   53
         Section 3.4       Sufficient Counterparts...............................................................   53

                                                                                                                   PAGE
                                                                                                                   ----
SECTION 4.        REPRESENTATIONS AND WARRANTIES.................................................................   54
         Section 4.1       Corporate/Partnership Status..........................................................   54
         Section 4.2       Corporate/Partnership Power and Authority.............................................   54
         Section 4.3       No Violation..........................................................................   55
         Section 4.4       Litigation............................................................................   55
         Section 4.5       Financial Statements; Financial Condition; etc........................................   55
         Section 4.6       Solvency..............................................................................   55
         Section 4.7       Material Adverse Change...............................................................   55
         Section 4.8       Use of Proceeds; Margin Regulations...................................................   55
         Section 4.9       Governmental Approvals................................................................   56
         Section 4.10      Security Interests and Liens..........................................................   56
         Section 4.11      Tax Returns and Payments..............................................................   56
         Section 4.12      ERISA.................................................................................   56
         Section 4.13      Closing Date Transactions.............................................................   57
         Section 4.14      Representations and Warranties in Loan Documents......................................   57
         Section 4.15      True and Complete Disclosure..........................................................   57
         Section 4.16      Ownership of Real Property; Leases; Existing Mortgages................................   58
         Section 4.17      No Default............................................................................   58
         Section 4.18      Licenses, etc.........................................................................   58
         Section 4.19      Compliance With Law...................................................................   58
         Section 4.20      Brokers...............................................................................   58
         Section 4.21      Judgments.............................................................................   59
         Section 4.22      Property Manager......................................................................   59
         Section 4.23      REIT Status...........................................................................   59
         Section 4.24      Indebtedness..........................................................................   59
         Section 4.25      Survival..............................................................................   59
         Section 4.26      Reportable Transaction................................................................   59

SECTION 5.        AFFIRMATIVE COVENANTS..........................................................................   59
         Section 5.1       Financial Reports.....................................................................   59
         Section 5.2       Books, Records and Inspections........................................................   61
         Section 5.3       Maintenance of Insurance..............................................................   61
         Section 5.4       Taxes.................................................................................   62
         Section 5.5       Corporate Franchises; Conduct of Business.............................................   62
         Section 5.6       Compliance with Law...................................................................   62
         Section 5.7       Performance of Obligations............................................................   63
         Section 5.8       Stock.................................................................................   63
         Section 5.9       Maintenance of Properties.............................................................   63
         Section 5.10      Compliance with ERISA.................................................................   63
         Section 5.11      Settlement/Judgment Notice............................................................   64
         Section 5.12      Acceleration Notice...................................................................   64
         Section 5.13      Available Borrowing Base Covenant.....................................................   64

                                                                                                                   PAGE
                                                                                                                   ----
         Section 5.14      Maximum Leverage......................................................................   65
         Section 5.15      Portfolio Debt Service Coverage.......................................................   65
         Section 5.16      Adjusted Net Worth....................................................................   65
         Section 5.17      Manager...............................................................................   65
         Section 5.18      Further Assurances....................................................................   66
         Section 5.19      REIT Status of the Company and Borrower...............................................   66
         Section 5.20      Loan Document Covenants...............................................................   66
         Section 5.21      Appraisals; Market Studies............................................................   66
         Section 5.22      Continuation of Ownership; Management.................................................   67
         Section 5.23      Development Properties................................................................   67

SECTION 6.        NEGATIVE COVENANTS.............................................................................   67
         Section 6.1       Liens.................................................................................   67
         Section 6.2       Restriction on Fundamental Changes; Disposition of Properties.........................   68
         Section 6.3       Transactions with Affiliates..........................................................   68
         Section 6.4       Plans.................................................................................   68
         Section 6.5       Distributions.........................................................................   68
         Section 6.6       Additional Kmart Properties...........................................................   68
         Section 6.7       Restrictions on Sale or Exchange of Equity or Debt Securities.........................   68

SECTION 7.        EVENTS OF DEFAULT..............................................................................   69
         Section 7.1       Events of Default.....................................................................   69
         Section 7.2       Rights and Remedies...................................................................   71
         Section 7.3       Cross Default.........................................................................   72

SECTION 8.        THE AGENT; LENDERS; PARTICIPANTS...............................................................   72
         Section 8.1       Appointment...........................................................................   72
         Section 8.2       Advances and Payments.................................................................   73
         Section 8.3       Amendments, Consents and Waivers for Certain Actions..................................   74
         Section 8.4       Delegation of Duties..................................................................   75
         Section 8.5       Nature of Agent's Duties; Independent Credit Investigation............................   75
         Section 8.6       Actions in Discretion of the Agent; Instructions from the Lenders.....................   75
         Section 8.7       Reimbursement and Indemnification of Agent by the Borrower............................   76
         Section 8.8       Exculpatory Provisions................................................................   76
         Section 8.9       Reimbursement and Indemnification of Agent by Lenders.................................   76
         Section 8.10      Reliance by Agent.....................................................................   77
         Section 8.11      Notice of Default.....................................................................   77
         Section 8.12      Notices and Information...............................................................   77
         Section 8.13      Agent and the Lenders in Their Individual Capacities..................................   77
         Section 8.14      Holders of Notes......................................................................   77
         Section 8.15      Equalization of Lenders...............................................................   78

                                                                                                                   PAGE
                                                                                                                   ----
         Section 8.16      Resignation of Agent..................................................................   78
         Section 8.17      Beneficiaries.........................................................................   78
         Section 8.18      Availability of Funds.................................................................   78
         Section 8.19      Further Assignments and Participation.................................................   78
         Section 8.20      Confidential Information..............................................................   80
SECTION 9.        MISCELLANEOUS..................................................................................   80
         Section 9.1       Payment of Agent's and Lender's Expenses, Indemnity, etc..............................   80
         Section 9.2       Notices...............................................................................   81
         Section 9.3       Successors and Assigns................................................................   82
         Section 9.4       Amendments and Waivers................................................................   83
         Section 9.5       No Waiver; Remedies Cumulative........................................................   83
         Section 9.6       Governing Law; Submission to Jurisdiction.............................................   83
         Section 9.7       Borrower and the Company's Assignment.................................................   83
         Section 9.8       Counterparts..........................................................................   84
         Section 9.9       Effectiveness.........................................................................   84
         Section 9.10      Headings Descriptive..................................................................   84
         Section 9.11      Marshaling; Recapture.................................................................   84
         Section 9.12      Severability..........................................................................   84
         Section 9.13      Survival..............................................................................   84
         Section 9.14      Release of Claims; Limitation of Liability............................................   84
         Section 9.15      Calculations; Computations............................................................   85
         Section 9.16      WAIVER OF TRIAL BY JURY...............................................................   85
         Section 9.17      No Joint Venture......................................................................   85
         Section 9.18      Estoppel Certificates.................................................................   85
         Section 9.19      No Other Agreements...................................................................   86
         Section 9.20      Controlling Document..................................................................   86
         Section 9.21      No Benefit to Third Parties...........................................................   86

                               SCHEDULES

Schedule 1          Allocated Loan Amounts
Schedule 2          Existing Properties
Schedule 3          Additional Approved Properties
Schedule 4          Subsidiaries
Schedule 5          Litigation
Schedule 6          Employee Benefit Plans
Schedule 7          Liens
Schedule 8          Indebtedness

                               EXHIBITS

Exhibit A-1         Notice of Borrowing
Exhibit A-2         Covenant Compliance Certificate
Exhibit A-3         Notice of Voluntary Prepayment
Exhibit B           Note
Exhibit C           Notice of Conversion or Continuation
Exhibit D           Request for Additional Collateral
Exhibit E           Mortgage
Exhibit F           Assignment of Leases and Rents
Exhibit G           Environmental Indemnity
Exhibit H           Guaranty
Exhibit I           Assignment of Agreements, Permits and Contracts
Exhibit J           Subordination Agreement
Exhibit K           Commitment and Acceptance
Exhibit 8.2         Lender's Wire Transfer Instructions

                              AMENDED AND RESTATED
                            LINE OF CREDIT AGREEMENT

         THIS AMENDED AND RESTATED LINE OF CREDIT AGREEMENT ("Agreement"), dated as of November __, 2003, is made among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), AGREE REALTY CORPORATION, a Maryland corporation (the "Company"), and STANDARD FEDERAL BANK N.A., a national banking association (successor by merger to Michigan National Bank) ("SFB"), individually and as Agent for the Lenders ("Agent"), and together with BANK ONE, NA, a national banking association (successor by merger to Bank One, Michigan) ("Bank One"), as Lenders.

                                    RECITALS

         Borrower, the Company, Agent and Bank One have been parties to a Line of Credit Agreement originally dated November 14, 1995 and subsequently amended by various amendments thereto, the most recent amendment being a Fourth Amendment to Line of Credit Agreement dated as of July 11, 2003. The Obligations of the banks to lend under the Line of Credit Agreement expires as of November 5, 2003. Borrower and the Company desire that Lenders continue to lend and provide a line of credit loan to Borrower to provide financing to Borrower in connection with the acquisition and development by Borrower of Approved Properties. Borrower desires to secure its Obligations to Lenders by granting to Lenders a security interest and lien upon certain of its personal and real property and the Company desires to guarantee payment and performance of the Obligations.

         The Lenders are willing to provide the Loan upon the terms and conditions as set forth in this Agreement.

         NOW, THEREFORE, in consideration of their mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

         Borrower and Company acknowledge and admit that the Obligations under the Line of Credit Agreement dated November 14, 1995, as the same have been amended by the various amendments thereto, are in full force and effect in accordance with their terms and neither the Borrower or Company have any defenses, setoffs or counter-claims with respect thereto or with respect to the Loan Documents and that all Collateral granted in connection with the existing Line of Credit Agreement ("Prior Agreement") shall be Collateral for the Obligations under this Agreement. Further, as of date hereof, Borrower and Company acknowledge that the outstanding Advances under the Prior Agreement are in the amount of $_________ with interest paid to _____________ and that there are no defenses, setoffs or counter-claims with respect to such Advances.

         Borrower and Company confirm the continued validity of all Loan Documents executed prior to date hereof and not suspended hereby and affirm all Loan Documents remain in full force and effect and that there are no defenses, setoffs or counterclaims with respect thereto.

         SECTION 1. DEFINITIONS.

         SECTION 1.1 DEFINITIONS. The following terms shall have the following meanings unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

         "ACQUISITION PROPERTY" means a fully developed and leased commercial real estate project owned in fee simple by Borrower or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion, that secures the Obligations pursuant to a Mortgage (or Substitute Mortgage) executed after the Closing Date.

         "ADDITIONAL APPROVED PROPERTIES" means the commercial real estate properties set forth on Schedule 3 and identified as the "Approved Acquisition Properties" and the "Approved Development Properties".

         "ADJUSTED FUNDS FROM OPERATION" means, for the period for which it is to be determined, the operating income of Borrower and the Company for such period, less operating expenses of Borrower and the Company for such period, determined in accordance with GAAP, calculated on a basis consistent with the definitions of Net Operating Income and Operating Expenses herein; but including in operating expenses all general and administrative expenses, and excluding operating income and expenses resulting from (i) cumulative changes in accounting practices, (ii) discontinued operations, (iii) extraordinary items,
(iv) net income of a Subsidiary that is unavailable to Borrower or the Company,
(iv) net income not readily convertible into Dollars or remittable to the United States, and (v) net income from corporations, partnerships, associations, joint ventures or other entities in which Borrower or the Company or a Subsidiary has a minority interest or in which Borrower or the Company does not have control, except to the extent actually received. For the purpose of this definition, "control" means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         "ADJUSTED NET WORTH" means the sum of (i) total stockholders equity of Borrower and the Company on a consolidated basis determined in accordance with GAAP as of the end of each fiscal quarter of Borrower and the Company, and (ii) the cumulative amount of quarterly depreciation and amortization expenses of Borrower times the ownership percentage of the Company in Borrower (currently 90.52%), beginning with the quarter ended March 31, 2000.

         "ADVANCE" means each advance and readvance of the principal amount of the Loan.

         "AFFILIATE" means, with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any Subsidiaries of such specified Person.

         "AGENT" means SFB or any successor Agent appointed pursuant to Section
8.

         "AGREEMENT" means this Amended and Restated Line of Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

         "ALLOCATED LOAN AMOUNT" means the portions of the Available Loan Amount allocated to each Property as set forth on Schedule 1, as the same may be adjusted in accordance with this Agreement.

         "ANCHORED" OR "ANCHOR TENANT" as to any tenant at a Property with a fully executed lease, means that not less than 75% of the Gross Potential Revenue from such Property is to be derived from such tenant.

         "ANNUAL OPERATING BUDGET" has the meaning provided in Section 5.1.

         "APPLICABLE LAWS" means all existing and future federal, state and local laws, statutes, orders, ordinances, rules, and regulations or orders, writs, injunctions or decrees of any court affecting Borrower or any Property, or the use thereof including, but not limited to, all laws regarding the operation of the Properties, all zoning, fire safety and building codes, the Americans with Disabilities Act, and all Environmental Laws (as defined in the Environmental Indemnity) and Title VIII of the Civil Rights Act of 1968, as amended by the Housing and Community Developmental Act of 1974.

         "APPRAISAL" means an appraisal prepared for Agent in accordance with the requirements of FIRREA, prepared by an independent third party appraiser, who is state certified if required under the laws of the state where the applicable Property is located, who meets the requirements of FIRREA and who is otherwise satisfactory to all of the Lenders. Development Properties shall be appraised on an "as is" and on an "as completed" basis.

         "APPRAISED VALUE" of any Property means the fair market value of such Property based upon executed leases for such Property as set forth in the most recent Appraisal of such Property delivered and acceptable to all of the Lenders pursuant to this Agreement.

         "APPROVED ACQUISITION PROPERTIES" means the commercial real estate properties which may be acquired by Borrower and are identified as "Approved Acquisition Properties" on Schedule 3.

         "APPROVED DEVELOPMENT PROPERTIES" means the real properties at which Borrower may develop and construct commercial retail shopping centers or stores and are identified as "Approved Development Properties" on Schedule 3.

         "APPROVED PROPERTIES" has the meaning assigned to such term in Section 2.18(a).

         "ASSIGNMENT OF CONTRACTS" means the assignments of contracts previously executed or to be executed hereafter in form attached as Exhibit I.

         "ASSIGNMENT OF LEASES AND RENTS" means the assignments of rents and leases previously executed and to be executed hereafter in the form attached as Exhibit G.

         "AVAILABLE BORROWING BASE" means, for the period for which it is to be determined, the sum of (a) 65% of the Appraised Value of (i) each Existing Property, and (ii) each Acquisition Property as to which the requirements of
Section 2.18(e) have been met, and (iii) each Development Property as to which the requirements of Section 2.18(d) have been met, and (b) 30% of the Appraised Value of each Development Property as to which the requirements of Section 2.18(d) have not been met, but as to which the requirements of Section 2.18(c) have been met.

         "AVAILABLE BORROWING BASE COVENANT" has the meaning assigned to such term in Section 5.13.

         "AVAILABLE LOAN AMOUNT" means, as of the Closing Date, $46,221,500 less the Holdback Amount, as the same may be subsequently reduced or increased, as the case may be, pursuant to Sections 2.9, 2.11 or 5.13, or otherwise pursuant to the terms of this Agreement or any other Loan Document, or increased pursuant to Section 2.18, but in no event to exceed the Available Borrowing Base.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

         "BASE RATE" means, at any particular date, the higher of (i) the Prime Rate, or (ii) two percent (2%) per annum above the Federal Funds Effective Rate, rounded to the nearest 1/4 of 1% (.25%). The determination of the Base Rate by Agent shall be conclusive absent manifest error.

         "BASE RATE MARGIN" has the meaning assigned to such term in Section
2.6.

         "BASE RATE PORTION" means the portion of the Loan made and/or being maintained at a rate of interest based upon the Base Rate.

         "BORDERS" means Borders Group, Inc., a Delaware corporation; provided, however, that any reference to "Borders" in respect of any lease or to a tenant of a Property, means Borders, Inc., a Delaware corporation as lessee, together with Borders Group, Inc. as guarantor of lessee's obligations under the lease.

         "BORDERS CAP RATE", "KMART CAP RATE", "CIRCUIT CITY CAP RATE", SAM'S CLUB CAP RATE and "TBD CAP RATE" means the capitalization rates calculated as (YE x WE) + (YD x WD), taking the applicable YE, WE, YD and WD from the chart below:

                         Borders Cap       Kmart Cap      Circuit City       Sam's Club
                            Rate             Rate           Cap Rate          Cap  Rate         TBD Cap Rate
                        -------------    -------------   -------------     --------------    -------------------
YE (yield                  8.5%               9.0%            9.0%               8.5%         To be determined by
requirement on                                                                                Required Lenders
equity component of
total cap rate)

WE (equity weight          25%                25%             25%                25%              25%
factor expressed as
a percent)

YD (mortgage               10 year          10 year         10 year            10 year        10 year Treasury
constant assuming 20    Treasury Rate    Treasury Rate   Treasury Rate     Treasury Rate      Rate + margin to be
year amortization          + 1.50%          + 2.25%          + 2.00%           + 1.50%        determined by
and following                                                                                 Required Lenders
interest rate)

WD (debt weight            75%                75%             75%                75%              75%
factor expressed as
a percent)

         "BORROWER" has the meaning assigned to such term in the first paragraph of this Agreement.

         "BORROWING BASE" (i) the Existing Properties, (ii) the Acquisition Properties as to which the requirements of Section 2.18(e) have been met, and
(iii) the Development Properties as to which the requirements of Section 2.18(c) and/or (d) have been met.

         "BORROWING BASE NET OPERATING INCOME" means the sum of (a) the Net Operating Income of each Existing Property for the trailing twelve month period for which it is to be determined; and (b) (i) for the first eight fiscal quarters of Borrower following the acquisition by Borrower of an Acquisition Property that has satisfied the conditions set forth in Section 2.18(e), the projected twelve-month annual Net Operating Income of such Acquisition Property based upon executed leases for such Property as set forth in the Projections, less Net Operating Income to be derived from Anchor Tenants and non-Anchor Tenants with remaining lease terms of less that seven (7) years and three (3) years, respectively, as set forth in the Projections for such Property, and (ii) thereafter, the Net Operating Income of such Acquisition Property for the trailing twelve month period for which it is to be determined; and (c) (i) for the first eight fiscal quarters of Borrower following the Completion of a Development Property that has satisfied the conditions of Section 2.18(d), the projected twelve-month annual Net Operating Income of such Development Property based upon executed leases for such Property, as set forth in the Projections for such

Property, and (ii) thereafter, the Net Operating Income of such Development Property for the trailing twelve month period for which it is to be determined.

         "BORROWING BASE VALUE" means the aggregate (a) Appraised Value of the
(i) Existing Properties, (ii) Acquisition Properties and (iii) Development Properties as to which the requirements of Section 2.18(d) have been met, which are included in the Borrowing Base, and (b) 30% of the aggregate Appraised Value of the Development Properties included in the Borrowing Base as to which the requirements of Section 2.18(c) (but not the requirements of 2.18(d)) have been met, (c) excluding, however, from the calculation of Borrowing Base Value, the Appraised Value of any Holdback Properties; provided, however, that the Borrowing Base Value of a Property shall at no time exceed 20% of the aggregate Borrowing Base Value of all Properties.

         "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in Detroit, Michigan and Chicago, Illinois a legal holiday or a day on which Agent, any Lender or banking institutions are authorized or required by law or other government actions to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Portions, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks for U.S. dollar deposits in the relevant interbank LIBOR market.

         "CAPITAL VALUE" means, as of any date, the sum of (i) Net Operating Income of Borrower derived from Existing Properties for the most recently ended twelve (12) month period divided by the appropriate Borders, Kmart, Circuit City, Sam's Club or TBD Cap Rate, and (ii) the aggregate of the following in respect of each Acquisition Property that has satisfied the conditions set forth in Section 2.18(e): (a) during the first eight fiscal quarters of ownership by Borrower, the Appraised Value of the Acquisition Property, and (b) thereafter, Net Operating Income of Borrower derived from the Acquisition Property for the most recently ended twelve (12) month period divided by the Borders Cap Rate (if the Property is a Borders Stand Alone or Anchored Property), the Kmart Cap Rate (if the Property is a Kmart Stand Alone or Anchored Property), the Circuit City Cap Rate (if the Property is a Circuit City Stand Alone or Anchored Property), the Sam's Club Cap Rate if the property is a Sam's Club Stand Alone or Anchored Property, or the TBD Cap Rate (if the Property is not a Borders, Kmart, Circuit City or Sam's Club Stand Alone or Anchored Property); and (iii) the aggregate of the following in respect of each Development Property: (a) upon satisfaction of the conditions set forth in Section 2.18(c), 30% of the Appraised Value of such Property; provided, however, that such 30% of Appraised Value shall be taken into account in determining Capital Value only for the first fifteen (15) months following the date of acquisition of the Property by Borrower; (b) for the first eight fiscal quarters of Borrower following satisfaction of the conditions set forth in Section 2.18(d), the Appraised Value of such Property and (c) thereafter, Net Operating Income of Borrower derived from such Property divided by the Borders Cap Rate (if the Property is a Borders Stand Alone or Anchored Property), the Kmart Cap Rate (if the Property is a Kmart Stand Alone or Anchored Property), the Circuit City Cap Rate (if the Property is a Circuit City Stand Alone or Anchored Property), the Sam's Club Cap Rate (if the Property is a Sam's Club Stand Alone or Anchored Property), or the TBD Cap Rate if the Property is not a Borders, Kmart or Circuit City Stand Alone or Anchored Property) or Sam's Club Stand Alone or Anchored Property; (iv) excluding, however, from the calculation of Capital Value the Capital Value of any Holdback Properties. The TBD Cap Rate will be determined by the Required Lenders in their sole discretion and will be utilized to determine the Capital Value of any Property which is not an Existing Property nor a Borders, Kmart Circuit City, or Sam's Club Stand Alone or Anchored Property.

         "CAPITALIZED LEASE" as to any Person means (i) any lease of property, real or personal, the Obligations under which are capitalized on the consolidated balance sheet of such Person and its Subsidiaries, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

         "CAPITALIZED LEASE OBLIGATIONS" as to any Person means all obligations of such Person under or in respect of Capitalized Leases.

         "CIRCUIT CITY" means Circuit City, Inc., a Virginia corporation.

         "CIRCUIT CITY CAP RATE" is defined at "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate", "Sam's Club Cap Rate" and "TBD Cap Rate" above.

         "CLOSING DATE" means the date of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

         "COLLATERAL" means all property and interests in property now owned or hereafter acquired in or upon which a Lien has been or is purported or intended to have been granted under any of the Mortgages or any of the other Loan Documents, including, without limitation, all Existing Properties, Acquisition Properties, Development Properties and Substitute Properties.

         "COMMITMENT" means the commitment of each Lender to make its Pro Rata Share of Advances pursuant to Section 2.1(a), up to the amount set forth below the signature of each Lender on the signature page of this Agreement.

         "COMPANY" means Agree Realty Corporation, a Maryland corporation, the sole general partner of Borrower.

         "COMPLETE", "COMPLETED" or "COMPLETION" as to any Development Property, means that construction of such Property has been completed, as evidenced by (i) the architect's certificate required by Section 2.18(d)(ii)(B), (ii) a certificate of occupancy issued for such Property by the applicable governmental authority, and (iii) estoppel certificates from each of the tenants of the Property confirming that they have accepted their leased premises at the Property. The items set forth in (i)-(iii) above shall be acceptable to Agent in all respects.

         "COMPLIANCE DATE" has the meaning assigned to such term in Section 5.13(c).

         "CONTINGENT OBLIGATION" as to any Person means any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases (including Capitalized Leases) dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,(ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth, solvency or other financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "CONTROL" means in (a) in the case of a corporation, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all the voting stock (exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case, (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         "CREDIT TENANT" means a Stand Alone or Anchored Tenant of a Property whose long-term senior debt is rated at least Baa3 or BBB- by Moodys or S&P, respectively.

         "DEBT SERVICE COVERAGE RATIO" means for the period for which it is to be determined, the ratio of (a) Borrowing Base Net Operating Income to (b) ProForma Loan Debt Service.

         "DEBT TO CAPITAL VALUE RATIO" means the ratio of the Available Loan Amount to Capital Value of the Properties securing the Loan, expressed as a percentage.

         "DEFAULT" means any event, act or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

         "DEFAULT RATE" means the rate per annum determined by adding 4% to the Effective Base Rate.

         "DEVELOPMENT PROPERTY" means a real estate site owned in fee simple by Borrower, or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion, which was acquired for development as a commercial real estate project, and which secures the Obligations pursuant to a Mortgage (or Substitute Mortgage).

         "DISTRIBUTION" means any dividends (other than dividends payable solely in common stock), distributions, return of capital to any stockholders, general or limited partners or members, other payments, distributions or delivery of property or cash to stockholders, general or limited partners or members, or any redemption, retirement, purchase or other acquisition, directly or indirectly, of any shares of any class of capital stock now or hereafter outstanding (or any options or warrants issued with respect to capital stock) general or limited partnership interest, or the setting aside of any funds for the foregoing.

         "DOLLARS" and the symbol "$" each mean the lawful money of the United States of America.

         "DRAW PERIOD" shall mean the period commencing on the date hereof and expiring on the date which is thirty-six (36) months after the date hereof.

         "EFFECTIVE BASE RATE" means the Base Rate plus the Base Rate Margin as from time to time is in effect.

         "EMPLOYEE BENEFIT PLAN" shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA.

         "ENVIRONMENTAL INDEMNITY" shall have the meaning provided in Section
3.1 (a)(v).

         "ENVIRONMENTAL REPORTS" means the written environmental site assessments, prepared by independent qualified environmental professionals acceptable to all Lenders, prepared in accordance with Agent's then current guidelines, of each of the Properties, each of which assessments shall be in form and substance satisfactory to Agent and contain the information set forth in Section 3.1(k).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with all rules and regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any provisions of ERISA substituted therefor.

         "ERISA CONTROLLED GROUP" means any corporation or entity or trade or business or person that is a member of any group described in Section 414(b),
(c), (m) or (o) of the Code of which Borrower or the Company is a member.

         "ESTOPPEL CERTIFICATE" shall have the meaning provided in 3.1(e).

         "EVENT OF DEFAULT" has have the meaning assigned to such term in
Section 7.

         "EXISTING PROPERTIES" means the Properties set forth on Schedule 2 owned in fee simple by Borrower, or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion, that secures the Obligations pursuant to Mortgages.

         "FEDERAL FUNDS EFFECTIVE RATE" for any day means the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Lender of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal Funds brokers on the previous trading day, as computed and announced by such Federal Reserve Lender (or any successor) in substantially the same manner as such Federal Reserve Lender computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, however, that if such Federal Reserve Lender (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last prior day on which such rate was announced.

         "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System as constituted from time to time, or any successor thereto in function.

         "FINANCING STATEMENTS" has the meaning assigned to such term in Section 3.1(h).

         "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

         "FUNDING COSTS" means all amounts payable in respect of any Lender or Participant pursuant to Section 2.16.

         "FUNDS FROM OPERATIONS" means consolidated net income (loss) of Borrower and the Company calculated in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales (or adjustments to basis of properties or other assets), plus non-cash charges (primarily depreciation and amortization), and after adjustments for unconsolidated partnerships and joint ventures, which adjustments shall be calculated on the same basis.

         "FURNISHED INFORMATION" has the meaning assigned to such terms in
Section 4.15.

         "GAAP" means United States generally accepted accounting principles on the date hereof and as in effect from time to time during the term of this Agreement, and consistent with those utilized in the preparation of the financial statements referred to in Section 5.1.

         "GROSS POTENTIAL REVENUE" means, as to any lease for all or any portion of a Property, gross rental income, including base rent, percentage rent (based upon demonstrated historical percentage rents in respect of such lease), reimbursements, and any other income derived from the Property, paid to Borrower pursuant to such lease.

         "GUARANTY" means the Guaranty from the Company to Lenders dated the Closing Date, and any amendment or supplement thereto or any restatement thereof

         "HOLDBACK AMOUNT" means any holdback in respect of a Property set forth in any agreement between Borrower and Agent now or hereafter existing.

         "HOLDBACK PROPERTIES" means any Property as to which a Holdback Amount equal to such Property's Allocated Loan Amount is in effect.

         "INDEBTEDNESS" of any Person including Borrower shall mean, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, (v) all Contingent Obligations of such Person, (vi) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements, (vii) all indebtedness and liabilities secured by any Lien or mortgage on any property of such Person, whether or not the same would be classified as a liability on a balance sheet,
(viii) the liability of such Person in respect of banker's acceptances and the estimated liability under any participating mortgage, convertible mortgage or similar arrangement, (ix) the aggregate amount of rentals or other consideration payable by such Person in accordance with GAAP over the remaining unexpired term of all Capitalized Leases, and (x) all indebtedness, contingent obligations, etc. of any partnership in which such Person holds a general partnership interest.

         "INDEMNITEE" has the meaning assigned to such term in Section 9.1(c).

         "INTEREST PERIOD" has the meaning assigned to such term in Section 2.7.

         "KMART" means Kmart Corporation, a Delaware corporation.

         "KMART CAP RATE" is defined at "Borders Cap Rate", "Kmart Cap Rate," "Circuit City Cap Rate," "Sam's Club Cap Rate" and "TBD Cap Rate" above.

         "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

         "LENDERS" means SFB and Bank One and their respective successors and assigns as permitted hereunder, each of which is referred to as a Lender, or any New Lender pursuant to Section 2.25.

         "LIBOR MARGIN" has the meaning assigned to such term in Section 2.6.

         "LIBOR PORTION" means each portion of the Loan made and/or being maintained at a rate of interest calculated by reference to the LIBOR Rate for the same Interest Period.

         "LIBOR RATE" shall mean, with respect to any Interest Period, the quotient of: (i) the Base LIBOR Rate applicable to that Interest Period, divided by (ii) one (1) minus the Reserve

Requirement (expressed as a decimal) applicable to the Interest Period. "Base LIBOR Rate" shall mean, with respect to an Interest Period, LIBOR as of 11:00 a.m. two (2) London Business Days prior to the first day of such Interest Period. "LIBOR" shall mean, with respect to an Interest Period, the British Bankers' Association ("BBA") interest settlement rate based on an average of rates quoted by BBA designated banks as being, in BBA's view, the offered rate at which deposits in U.S. Dollars are being quoted to prime banks in the London interbank market at 11:00 a.m. (London time) two (2) London Business Days prior to the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal or comparable to the outstanding LIBOR Portion, as such rates are determined by Agent and displayed on the page designated "LIBO" on the Reuter Monitor System or such other display on the Reuter Monitor System as shall display LIBOR. "Reserve Requirement" shall mean, with respect to an Interest Period, the daily average during such Interest Period of the aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Interest Period) which may be imposed on Standard Federal under Regulation D of the Board of Governors of the Federal Reserve System on Eurocurrency liabilities. "London Business Day" shall mean a day on which the main office of SFB is open for business and dealings in dollar deposits are carried out in the London interbank market and on which banks, generally, in New York, New York are open for business.

         "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

         "LOAN" means in the aggregate, the Advances made to Borrower under this Agreement and the Notes pursuant to the terms hereof, the aggregate principal amount of which shall not exceed the Maximum Loan Amount.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Mortgages, the Guaranty, the Environmental Indemnity, the Assignments of Leases and Rents, the Assignment of Agreements, Permits and Contracts, each Estoppel Certificate, each Subordination, Nondisturbance and Attornment Agreement, each Financing Statement filed in connection herewith, and any other documents or instruments evidencing, securing or guaranteeing the Loan or perfecting Lenders' Liens in the Collateral.

         "LOAN PORTION" shall mean each Base Rate Portion and each LIBOR Portion of the Loan.

         "MARGIN STOCK" has the meaning assigned to such term in Regulation U and Regulation G of the Federal Reserve Board.

         "MATERIAL ADVERSE EFFECT" means any condition which causes or continues the occurrence of an Event of Default or has a material adverse effect upon (i) the business, operations, properties, assets, prospects or condition (financial or otherwise) of Borrower or the Company, individually or taken as a whole, (ii) the ability of Borrower or the Company to perform, or of Agent, any Lender, or any Participant to enforce, any of the Obligations or
(iii) the value of the Collateral, individually or taken as a whole.

         "MATURITY DATE" shall mean the date that is three years after the Termination Date or such earlier date on which the principal balance of the Loan and all other sums due in connection with the Loan shall be due as a result of the acceleration of the Loan.

         "MAXIMUM LOAN AMOUNT" means $50,000,000, as such amount shall be reduced pursuant to Section 2.10 or increased pursuant to Section 2.25 or otherwise reduced pursuant to the terms and conditions of this Agreement.

         "MAXIMUM LEGAL RATE" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the Mortgages or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "MOODYS" means Moody's Corporation.

         "MORTGAGE" means the mortgage or deeds of trust previously executed by Borrower and to be executed hereafter in accordance with this Agreement, such mortgages or deeds of trust to be substantially in the form attached hereto as Exhibit E.

         "MULTIEMPLOYER PLAN" means a Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

         "NET OPERATING INCOME" means, with respect to any Property, the gross income derived from the operation of such Property, less Operating Expenses attributable to such Property, accounted for on an accrual basis, in accordance with GAAP, including any rent loss or business interruption insurance proceeds, and water and sewer charges, which are actually received and Operating Expenses actually paid or payable on an accrual basis attributable to such Property as set forth on operating statements satisfactory to Agent. Notwithstanding the foregoing, Net Operating Income shall not include (i) any condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds),
(ii) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any portion of the Property for which it is to be determined, (iii) amounts received from tenants as security deposits, (iv) amounts received from Affiliates of Borrower or the Company, which amounts do not represent pass-through rent payments received from bona-fide third party tenants, (v) interest income, and (vi) any type of income otherwise included in Net Operating Income but paid directly by any tenant to a Person other than Borrower or the Company or its agents or representatives.

         "NON-USE FEE" has the meaning assigned to such term in Section 2.14.

         "NON-USE FEE DUE DATE" shall mean the date which is five (5) business days after the date Agent has furnished Borrower with an invoice showing the amount of the Non-Use Fee and a calculation of the same.

         "NOTE" has the meaning assigned to such term in Section 2.5.

         "NOTICE OF BORROWING" has the meaning assigned to such term in Section 2.3.

         "NOTICE OF CONVERSION OR CONTINUATION" has the meaning assigned to such term in Section 2.8(b).

         "OBLIGATIONS" shall mean all payment, performance and other Obligations, liabilities and Indebtedness of every nature of Borrower from time to time owing to Agent and Lenders under or in connection with this Agreement or any other Loan Document, including, without limitation, all sums which now or hereafter become due to Agent on account of any Rate Management Transaction (hereafter defined). For the purposes hereof, "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into among Borrower and Agent or any of its subsidiaries or affiliates or their successors, which is a rate swap, basis swap, forward rate transaction, commodities swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, or any other similar transaction or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "OFFICIAL BODY" means any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "OPERATING EXPENSES" means with respect to any Property, for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses to be paid or payable, as determined in accordance with GAAP, by Borrower or the Company during that period in connection with the operation of such Property for which it is to be determined, including without limitation:

                  (i) expenses for cleaning, repair, maintenance, decoration and painting of such Property (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

                  (ii) wages (including overtime payments), benefits, payroll taxes and all other related expenses for Borrower and the Company's on-site personnel, engaged in the repair, operation and maintenance of such Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower;

                  (iii) actual management fees, if any, together with any allocated management fees or similar fees received from tenants or other parties. Such fees shall include all fees for management services whether such services are performed at such Property or off-site;

                  (iv) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

                  (v) the cost of any leasing commissions and tenant concessions or improvements payable by Borrower, the Company pursuant to any leases which are in effect for such Property at the commencement of that period as such costs are recognized in accordance with GAAP, but on no less than a straight line basis over the remaining term of the respective Lease, exclusive of any renewal or extension or similar options;

                  (vi) rent, liability, casualty and fidelity insurance premiums;

                  (vii) legal, accounting and other professional fees and expenses;

                  (viii) the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with GAAP;

                  (ix)     real estate and other taxes;

                  (x)      advertising and other marketing costs and expenses;

                  (xi) casualty losses to the extent not reimbursed by a third party;

                  (xii)    any ground lease payments; and

                  (xiii) all amounts that should be reserved, as reasonably determined by Borrower and the Company with approval by Agent in its reasonable discretion, for repair or maintenance of the Property and to maintain the value of the Property.

         Notwithstanding the foregoing, Operating Expenses shall not include (i) depreciation or amortization or any other non-cash item of expense; (ii) interest, principal, fees, costs and expense reimbursements of Agent in administering the Loan but not in exercising any of its rights under this Agreement or the Loan Documents; or (iii) any expenditure (other than leasing commissions, tenant concessions and improvements, and replacement reserves) which is properly treatable as a capital item under GAAP.

         "PARTICIPANT" has the meaning assigned to such term in Section 8.

         "PARTNERSHIP UNIT" means a "Partnership Unit" of Borrower as defined in the First Amended and Restated Agreement of Limited Partnership of Borrower dated April 22, 1994.

         "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

         "PERMITTED LIENS" has the meaning assigned to such term in Section 6.1.

         "PERSON" means and includes any individual, partnership, joint venture, firm, corporation, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

         "PLAN" means any employee benefit plan covered by Title IV of ERISA or which is subject to Section 412 of the Code or Section 302 of ERISA, for which Borrower, any other Loan Party or any member of either of their ERISA Controlled Group has or may have any obligation or liability, whether direct or indirect.

         "PRIME RATE" means the interest rate announced from time to time by Agent as its then prime rate, which rate is not necessarily the lowest rate then being charged to commercial borrowers by Agent or the rate being charged to any other borrower.

         "PROJECTIONS" means projections of annual Net Operating Income for each Acquisition Property and each Completed Development Property prepared by Borrower on a Property by Property basis, based upon executed leases with tenants in occupancy and/or actually paying rent and the historical operating expenses of Borrower in respect of similar properties owned by Borrower, accompanied by a statement of underlying assumptions and acceptable to Agent in all respects. The Projections shall be updated quarterly as necessary to reflect new executed leases, material changes in operating expenses, material defaults under or termination of leases, or other events which would materially affect Net Operating Income.

         "PROFORMA LOAN DEBT SERVICE" means total annual debt service payable on the Loan, assuming an outstanding principal amount equal to the Available Loan Amount, a principal amortization term of twenty (20) years, and an interest rate equal to the average of the interest rates set forth in the chart below, to be weighted according to the relative size of the Loan Portions (determined as of the end of the last completed fiscal quarter of Borrower) to which such rates are applicable. The determination of such average interest rate by the Required Lenders shall be conclusive evidence absent manifest error.

Loan Portion              Loan Portion           Loan Portion            Loan Portion           All Other Properties
Allocable to Borders      Allocable to K-Mart    Allocable to Circuit    Allocable to Sam's
Stand Alone or Anchored   Stand Alone or         City Stand Alone or     Club Stand Alone or
Properties                Anchored Properties    Anchored Properties     Anchored Properties
                          and West Frankfurt
                          Plaza, West
                          Frankfurt, Illinois

10-Year Treasury Rate     10-Year Treasury       10-Year Treasury        10-Year Treasury       10-Year Treasury

Rate + 1.50%              Rate + 2.25%           Rate + 2.00%            Rate + 1.50%           Rate + margin to be
                                                                                                determined by the
                                                                                                Required Lenders in
                                                                                                their sole discretion

         "PROPERTIES" means all Existing Properties, Acquisition Properties, Development Properties and Substitute Properties that, in each case, are owned or leased by Borrower and secure the Obligations pursuant to a Mortgage or a Substitute Mortgage; notwithstanding the foregoing, however, upon the release by Lender of the Lien against all of the Collateral relating to a Property, such Property, as of the effective date of such release, shall no longer be included within the definition of all of the Properties, if applicable.

         "PRO RATA SHARE" means with respect to the Commitment of a Lender (including the making or repayment of the Loan or the payment of fees to Lenders pursuant to Section 2.14(a), (b) and (c)), the percentage obtained by dividing the Commitment of such Lender by the total Commitments of all Lenders, as such percentage may be adjusted by assignments permitted pursuant to Section 8, or increases or decreases pursuant to Section 2.25.

         "REGULATION D" means Regulation D of the Federal Reserve Board as from time to time in effect and any successor to all or any portion thereof.

         "RELEASE PROPERTY" has the meaning assigned to such term in Section
2.17.

         "RENTS" means all cash, securities, if any, or other cash equivalents, if any, deposited to secure the performance by the lessees of their Obligations under the leases and other agreements effecting the use, occupancy or enjoyment of the Properties, together with all income; rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) and all pass-throughs and tenant's required contributions for taxes, maintenance and utility costs, tenant improvements, leasing commissions, capital expenditures and other items, from the Properties and all proceeds from the sale, termination or other disposition of said leases.

         "REPORTABLE EVENT" has the meaning set forth in Section 4043(b) of ERISA (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations).

         "REQUIRED LENDERS" means Lenders whose aggregate Commitments equals or exceeds 66-2/3% of the aggregate Commitments, excluding from both the numerator and denominator, however, any Lender then in default for a continuous period greater than ten (10) Business Days of any obligation for the payment of money to the Agent in respect of its Pro Rata Share of an Advance or other expense or liability for which the Agent has in writing requested reimbursement or indemnification and which the Lenders have agreed to pay by the respective terms, and within the respective meanings, of this Agreement.

         "SAM'S CLUB" means Sam's Real Estate Business Trust, a Delaware business trust.

         "SAM'S CLUB CAP RATE" is defined at "Borders Cap Rate", "Kmart Cap Rate", "Circuit City Cap Rate", "Sam's Club Cap Rate" and the "TBD Cap Rate."

         "S&P" means Standard & Poor's Corporation.

         "SCHEDULED AMORTIZATION DATES" has the meaning assigned to such term in
Section 2.9.

         "SCHEDULED AMORTIZATION PAYMENTS" has the meaning assigned to such term in Section 2.9.

         "SECURITY INSTRUMENTS" means the Mortgages, Assignments of Leases and Rents, Assignment of Contracts, Financing Statements and any other document, instrument or agreement whereby Borrower grants Agent, for the benefit of the Lenders, a lien upon, or security interest in, any of Borrower's property.

         "SOLVENT" as to any Person means that (i) the sum of the assets of such Person, at a fair valuation based upon appraisals or comparable valuation, will exceed its liabilities, including contingent liabilities, (ii) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (iii) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such Contingent Liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "STAND ALONE" as to any tenant of a Property, means that such tenant is the sole tenant of the Property.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustee thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. A list of the Subsidiaries of Borrower are set forth on Schedule 4 hereto.

         "SUBSTITUTE MORTGAGE" has the meaning assigned to such term in Section 2.17.

         "SUBSTITUTE PROPERTY" has the meaning assigned to such term in Section 2.17.

         "TERMINATION DATE" means the date on which the Draw Period expires.

         "TBD CAP RATE" for the West Frankfurt Plaza is equal to the Kmart Cap Rate, and for all other properties is defined as "Borders Cap Rate", "Kmart Cap Rate," "Circuit City Cap Rate," "Sam's Club Cap Rate" and "TBD Cap Rate" above.

         "TERMINATION EVENT" means (i) a Reportable Event, or (ii) the initiation of any action by Borrower or the Company, any member of Borrower, the Company, any ERISA Controlled Group or any other person to terminate a Plan or the treatment of an amendment to an ERISA Plan as a termination under ERISA, in either case, which would result in liability to Borrower, the Company, or any of their ERISA Controlled Group in excess of $100,000, (iii) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate an ERISA Plan or to appoint a trustee to administer any ERISA Plan, (iv) any partial or total withdrawal from a Multiemployer Plan which in either case, which would result in liability to Borrower, the Company, or any of their ERISA Controlled Groups in excess of $100,000 or (v) the taking of any action would require Security to the Plan under Section 401(a)(29) of the Code.

         "TITLE POLICY" has the meaning assigned to such term in Section 3.1(i).

         "TOTAL DEBT SERVICE" means for the period for which it is to be determined, the amount of interest and regularly scheduled principal payments payable during such period in respect of Indebtedness of Borrower and the Company, taking into account any interest rate swap, cap or other interest rate management agreement; provided that the entity providing such interest rate management agreement maintains a credit rating by S&P of equal to or exceeding "A" or the equivalent rating by Moodys.

         "TOTAL FACILITY FUNDED DEBT" means, as of any date, the aggregate outstanding principal balance of the Loan and of the $5,000,000 loan from SFB to Borrower as evidenced by Amended and Restated Promissory Note (Line of Credit) dated September 21, 1995, and by any and all amendments, restatements, replacements, renewals, or extensions thereof.

         "TOTAL INTEREST BEARING FUNDED DEBT" means, as of any date, the outstanding principal amount of interest bearing Indebtedness for borrowed money of Borrower and the Company.

         "TOTAL INTEREST EXPENSE" means, for the period for which it is to be determined, the aggregate of all interest paid or payable by Borrower and the Company with respect to Indebtedness, as determined in accordance with GAAP, taking into account any interest rate swap, cap or other interest rate management agreement; provided that the entity providing such interest rate management agreement maintains a credit rating by S&P of equal to or exceeding "A" or the equivalent rating by Moodys.

         "TOTAL MARKET CAPITAL" means, as of any date, the sum of (i) Total Interest Bearing Funded Debt, and (ii) the product of the market value per share of the common stock of the Company calculated on the basis of the closing quotation published in the section entitled "New York Stock Exchange Composite Transactions" in The Wall Street Journal published in New York, New York on the date such calculation is made, times the total number of shares of the common stock of the Company issued and outstanding ("Company Share Price") and (iii) the product of the Company Share Price times the total number of issued and outstanding Partnership Units.

         "TRANSACTIONS" means each of the transactions contemplated by the Loan Documents.

         "TRANSACTION COSTS" means all costs and expenses paid or payable by Borrower relating to the Transactions including, without limitation, the costs and expenses of Agent in conducting its due diligence with respect to the Transactions, financing fees, commitment fees, advisory fees, appraisal fees, legal fees, accounting fees, title insurance premiums, recording charges and taxes, whether directly or as reimbursement to Agent.

         "TREASURY RATE" means a per annum rate, expressed as a decimal truncated to the nearest one one-hundredth of a percent, determined by Agent on the date of calculation (provided, however, if such date is not a Business Day, then on the next succeeding Business Day) for the current U.S. Treasury with a maturity date most closely approximating the date which is 10 years from such date of calculation. The Treasury Yield shall be determined conclusively (in the absence of manifest error) by Agent's reference to the weekly statistical release designated as the "H.15 (519)" or any successor publications published by the Board of Governors of the Federal Reserve System, or any successor agency.

         "UCC SEARCHES" has the meaning assigned to such term in Section 3.1(g).

         "UNFUNDED BENEFIT LIABILITIES" means with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan as defined in Section 4001(a)(16) of ERISA, exceeds
(ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan (on the basis of assumptions prescribed by the PBGC for the purpose of Section 4044 of ERISA).

         SECTION 2. AMOUNT AND TERMS OF LINE OF CREDIT LOAN.

         SECTION 2.1 ADVANCES. (a) Subject to and upon the terms and conditions herein set forth, each of the Lenders agrees, at any time and from time to time on and after the Closing Date and prior to the Termination Date, to make its Pro Rata Share of Advances to Borrower, but in no event to exceed each Lender's respective Commitment.

         (b) Subject to the other provisions of this Agreement, including, without limitation, Section 2.10, 2.11, 2.16 and 2.19, amounts borrowed under this Section 2.1 may be repaid and reborrowed prior to the Termination Date. All outstanding Advances shall mature on the Maturity Date, without further action on the part of Lenders

         (c) Each Base Rate Advance shall be in the minimum amount of One Hundred Thousand Dollars ($100,000) and each LIBOR Advance shall be in the minimum amount of One Million Dollars ($1,000,000). No Advances shall be made after the Termination Date. There shall be no more than five Loan Portions outstanding at any time prior to the Termination Date, and there shall be only one Loan Portion outstanding at any time thereafter.

         (d) Advances shall not be made more often than twice monthly, and shall be made on either the 5th or 20th day of the month (unless such day is not a Business Day, in which event the Advance shall be made on the next succeeding Business Day).

         (e) The aggregate principal amount of the Loan at any time outstanding shall not exceed the Available Loan Amount at such time.

         (f) The obligations of the Lenders to make their Pro Rata Share of each Advance of the Loan is several and not joint. No Lender shall be liable for the failure of any other Lender to fund its Pro Rata Share of any Advance hereunder.

         SECTION 2.2 USE OF PROCEEDS . Borrower shall use the proceeds of the Loan for general business purposes of Borrower consistent with the "Business Objectives and Strategies" set forth in the Prospectus of Agree Realty Corporation dated April 15, 1994; provided, however, that Borrower shall not use any loan proceeds to invest in any joint venture, partnership, corporation or other entity unless Borrower (i) acquires at least 50% of the ownership interest in such entity, and (ii) Borrower has control of such entity. For the purpose of this definition, "control" means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

         SECTION 2.3 NOTICE OF BORROWING. Whenever Borrower desires an Advance hereunder, it shall give Agent at Agent's Office prior to 11:00 A.M., Detroit, Michigan time, at least one (1) Business Days' prior telex, facsimile, or telephonic notice (promptly confirmed in writing) of each Base Rate Advance and at least three (3) Business Day's prior telex, facsimile or telephonic notice (promptly confirmed in writing) of each LIBOR Advance. Each such notice (a "Notice of Borrowing") (a) if a request for LIBOR Advance, shall be irrevocable, (b) shall be executed by the Company as general partner of Borrower, (c) shall specify (i) the aggregate principal amount of the requested Advance, (ii) the date of borrowing (which shall be a Business Day), (iii) if a request for LIBOR Advance, the initial Interest Period to be applicable thereto,
(d) shall certify that, taking into account the amount of the requested Advance, no Default or Event of Default has occurred and is continuing, and that all provisions of the Loan Documents will be complied with after giving effect to such Advance, (e) shall be in the form annexed hereto as Exhibit "A-1", and (f) shall be accompanied by an Advance Worksheet in the form attached hereto as Exhibit "A-2".

         SECTION 2.4 DISBURSEMENT OF FUNDS. On the date specified in each Notice of Borrowing, provided all conditions precedent to the making of such Advance have been complied with, and further provided that Agent has received, in immediately available federal funds, each Lender's Pro Rata Share of such Advance, Agent will make available to Borrower by disbursing to or at the direction of Borrower, or by depositing in Borrower's account at Agent's office, the amount of the requested Advance.

         SECTION 2.5 THE NOTES. (a) Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by (i) the promissory notes in favor of each Lender (as amended, modified, supplemented, extended or consolidated, "Notes") duly executed and delivered by Borrower substantially in the form of Exhibit "B" with blanks in each Note appropriately completed in conformity herewith, in the aggregate principal amount of the Maximum Loan Amount, dated the Closing Date, and maturing on the Maturity Date. A separate Note shall be payable to the order of each Lender, and shall be in the principal amount of the applicable Lender's Commitment.

         (b) Agent is hereby authorized to record the date and amount of each Advance and the Pro Rata Share thereof of each Lender, and the date and amount of each principal and interest payments in its books and records. Such books and records shall be conclusive and binding on Borrower absent manifest error.

         SECTION 2.6 INTEREST. (a) Borrower shall pay interest in respect of the unpaid principal amount of each Base Rate Portion from the date of the making of such Base Rate Portion until such Base Rate Portion shall be paid in full, or converted to a LIBOR Portion, at a rate per annum which shall be equal to the sum of the applicable Base Rate Margin set forth below and the Base Rate in effect from time to time, such rate to change as and when the Base Rate changes. Borrower shall pay interest in respect of the unpaid principal amount of each LIBOR Portion from the date of the making of such LIBOR Portion until such LIBOR Portion shall be paid in full, continued as a LIBOR Portion or converted to a Base Rate Portion, at a rate per annum which shall be equal to the sum of the applicable LIBOR Margin set forth below and the relevant LIBOR Rate. The Base Rate and the LIBOR Margin shall be adjusted quarterly on each April 1, July 1, October 1 and January 1 based upon Borrower's Debt Service Coverage Ratio and Debt to Capital Value Ratio, as set forth below, as determined by Agent from the most recently delivered Projections and the quarterly financial statements to be delivered by Borrower to Agent, pursuant to Section 5.1 for Borrower's fiscal quarters ending December 31, March 31, June 30 and September 30, respectively, as applicable. If the financial statements and Projections are not delivered to Agent by the dates set forth in Section 5.1, the highest Base Rate Margin and LIBOR Margin shall be in effect until such financial statements and Projections are delivered to Agent.

BASE RATE MARGINS AND LIBOR MARGINS

                   DEBT TO CAPITAL VALUE RATIO

DEBT SERVICE       GREATER THAN OR EQUAL  GREATER THAN OR       LESS THAN 60%
COVERAGE RATIO     TO 67.5%               EQUAL TO 60% BUT
                                          LESS THAN 67.5%

GREATER THAN OR    LIBOR Margin =         LIBOR Margin =        LIBOR Margin =
EQUAL TO 1.55      1.75%                  1.625%                1.50%
                   Base Rate Margin = 0   Base Rate Margin = 0  Base Rate Margin = 0

GREATER THAN OR    LIBOR Margin =         LIBOR Margin =        LIBOR Margin =
EQUAL TO 1.35 BUT  1.875%                 1.75%                 1.625%
LESS THAN 1.55     Base Rate Margin = 0   Base Rate Margin = 0  Base Rate Margin = 0

LESS THAN 1.35     LIBOR Margin =         LIBOR Margin =        LIBOR Margin =
                   2.125%                 1.875%                1.75%
                   Base Rate Margin = 0   Base Rate Margin = 0  Base Rate Margin = 0

Notwithstanding the foregoing, at any time that Kmart's debt rating by both Moody's and S&P is greater than "A-", each Base Rate Margin and each LIBOR Margin set forth in the chart above shall be decreased by .125%. Any further decrease in the Base Rate Margin or LIBOR Margin shall be at the sole discretion of the Required Lenders.

         (b) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loan and, to the extent permitted by law, overdue interest in respect of the Loan, shall bear interest at the Default Rate. In addition, Borrower shall pay a late payment charge equal to five (5%) percent of the amount of any payment which is not received by Agent within ten (10) days after the date such payment is due.

         (c) Interest on the Loan shall accrue from and including the date of each Advance thereof to but excluding the date of any repayment thereof (provided that any Advance borrowed and repaid on the same day shall accrue one day's interest) and Borrower shall pay such interest (i) in respect of each Base Rate Portion, (A) monthly in arrears on the first day of each month, (B) on the Maturity Date (whether by acceleration or otherwise) and (C) after the Maturity Date, on demand, and (ii) in respect of each LIBOR Portion, (A) at the end of each Interest Period, but if the Interest Period is longer than three (3) months, then at the end of each quarter, (B) on the date of any prepayment (on the amount prepaid), (C) on the Maturity Date (whether by acceleration or otherwise), and (D) after the Maturity Date, on demand.

         (d) Interest on the outstanding principal balance of Base Rate Portions shall be calculated on the basis of an actual 365 or 366 day year. Interest on the outstanding principal balance of LIBOR Portions shall be calculated on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed.

         (e) This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder, and at the option of Agent upon notice to Borrower, the Obligations shall become immediately due and payable. All sums paid or agreed to be paid to Lenders for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         SECTION 2.7 INTEREST PERIODS. (a) Borrower shall, in each Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, conversion into or continuation of a LIBOR Portion, select the interest period (each an "Interest Period") applicable to such LIBOR Portion, which Interest Period shall, at the option of Borrower, be either a one month, two-month, three-month or six-month period, provided that:

                  (i) the initial Interest Period for any LIBOR Portion shall commence on the date of the making of such Advance (including the date of any conversion from a Base Rate Portion) and each Interest Period occurring thereafter in respect of such Portion shall commence on the date on which the next preceding Interest Period expires;

                  (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day;

                  (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) no Interest Period in respect of any LIBOR Portion outstanding prior to the Termination Date shall extend beyond the Termination Date, and no LIBOR Portion shall extend beyond the Maturity Date.

         (b) If upon the expiration of any Interest Period, Borrower has failed to elect or confirm a new Interest Period pursuant to Section 2.8, Borrower shall be deemed to have elected to convert such LIBOR Portion into a Base Rate Portion, effective as of the expiration date of such current Interest Period.

         SECTION 2.8 CONVERSION OR CONTINUATION. (a) Subject to the other provisions of this Agreement, Borrower shall have the option (i) to convert at any time all or any part of the outstanding Base Rate Portions to LIBOR Portions, (ii) to convert all or any part of the outstanding LIBOR Portions to Base Rate Portions, on the expiration of the Interest Period applicable thereto (or prior to such expiration date, provided Borrower pays Funding Costs in connection therewith pursuant to Section 2.16), or (iii) to continue all or any part of the outstanding LIBOR Portions as LIBOR Portions for an additional Interest Period, on the expiration of the Interest Period applicable thereto (or prior to such expiration date, provided Borrower pays Funding Costs in connection therewith pursuant to Section 2.16); provided that no Loan Portion may be continued as, or converted into, a LIBOR Portion when any Default with respect to the payment of money or any Event of Default has occurred and is continuing. In the event LIBOR Portions are not available pursuant to Section 2.15, Borrower shall be deemed to have elected to convert such LIBOR Portions into Base Rate Portions, and if such conversion occurs prior to the expiration date of the applicable Interest Period, Borrower shall also pay all Funding Costs and other costs, expenses and losses in connection therewith pursuant to
Section 2.16.

         (b) In order to elect to convert or continue a Loan Portion under this Section 2.8, Borrower shall deliver an irrevocable notice thereof in the form annexed hereto as Exhibit "C" (a "Notice of Conversion or Continuation") to Agent no later than 11:00 A.M., Detroit, Michigan time, (which notice may be by facsimile transmission provided that an original is delivered prior to the close of business on the immediately succeeding Business Day) three (3) Business Days prior to the proposed conversion or continuation date in the case of a conversion to, or a continuation of, a LIBOR Portion. A Notice of Conversion or Continuation shall specify (i) the requested conversion or continuation date (which shall be a Business Day), (ii) the amount and type of the Loan Portion to be converted or continued, (iii) whether a conversion or continuation is requested, (iv) in the case of a conversion to, or a continuation of, a LIBOR Portion, the requested Interest Period.

         SECTION 2.9 PRINCIPAL AMORTIZATION. Commencing on the date which is three (3) months after the Termination Date and continuing on each three (3) month anniversary thereafter or until the Loan is paid in full (the "Scheduled Amortization Dates"), Borrower shall make twelve (12) amortization payments of the outstanding principal balance of the Loan (the "Scheduled Amortization Payments"), each such payment to be in an amount equal to the outstanding principal balance of the Loan on the Termination Date multiplied by .0067. Interest shall be payable monthly as set forth in Section 2.6. On the Maturity Date the then outstanding principal balance together with accrued interest thereon shall be paid in full. The prepayment of a LIBOR Portion made as a result of a Scheduled Amortization Payment shall be accompanied by payment of any Funding Costs resulting from such payment. Upon receipt by Agent of each Scheduled Amortization Payment, the Allocated Loan Amounts with respect to each Property shall be reduced pro rata to reflect the payment of the Scheduled Amortization Payments. Any prepayment of the Loan made after the Termination Date (a) to cure Borrower's compliance with the Available Borrowing Base Covenant under Sections 2.19 and 5.13 hereof, or (b) as a voluntary prepayment of the Loan made under Section 2.10 hereof shall be applied to the Scheduled Amortization Payments in their inverse order of maturity.

         SECTION 2.10 VOLUNTARY PREPAYMENTS; TERMINATION. (a) Borrower shall have the right to repay amounts borrowed pursuant to Section 2.1 from time to time on the following terms and conditions: (a) Borrower shall give Agent written notice in the form attached hereto as Exhibit "A-3" (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to repay amounts outstanding under the Loan, at least one (1) Business Day prior to a repayment of LIBOR Portions and Base Rate Portions, which notice shall specify the amount of such payment and what Loan Portions are to be paid and, in the case of LIBOR Portions, the specific Advance pursuant to which made,
(b) payments of LIBOR Portions made pursuant to this Section on a date other than the last day of the Interest Period applicable thereto shall be accompanied by payment of any Funding Costs resulting from such early payment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

         (b) Upon at least three (3) Business Days prior irrevocable written notice to Agent, Borrower shall have the right to terminate the Loan and this Agreement and reduce the Maximum Loan Amount to zero; provided that Borrower, on the date specified in such notice, pays to Agent the entire outstanding principal balance of the Loan, together with all interest accrued and unpaid thereon, all Funding Costs, and all other sums due under the Notes, this Agreement and the other

Loan documents. Upon such termination, Lenders shall have no further obligation to make any Advances.

         SECTION 2.11 MANDATORY PREPAYMENTS. (a) On each date after the Closing Date on which Borrower actually receives a distribution of the proceeds of any insurance payment or condemnation award in respect of any of the Properties, and if Lender is not obligated to make such proceeds available to Borrower for the restoration of any Properties under the terms of the Mortgages, Borrower shall prepay the outstanding principal balance of the Loan in an amount equal to the lesser of (i) one hundred percent (100%) of such proceeds or the (ii) the Allocated Loan Amount with respect to such Property. The Available Loan Amount shall be reduced by the amount of the prepayment, and the Allocated Loan Amount with respect to such Property will be reduced in an amount equal to such prepayment.

         (b) On each day on which the Available Loan Amount is reduced pursuant to the terms of this Agreement, including, without limitation, if the Available Borrowing Base Covenant is no longer satisfied, Borrower shall prepay the Loan to the extent, if any, that the outstanding principal amount of the Loan exceeds such reduced Available Loan Amount.

         (c) Borrower shall prepay the outstanding principal balance of the Loan in an amount equal to 100% of the cash proceeds of any public or private offering of any stock of the Company or any limited partnership interests in Borrower, net of underwriting discounts and commissions and any other reasonable costs associated therewith.

         (d) All prepayments made pursuant to this Section 2.11 shall be accompanied by applicable Funding Costs as a result of such prepayment and shall be applied as set forth in Section 2.12.

         SECTION 2.12 APPLICATION OF PAYMENTS AND PREPAYMENTS. Unless specifically provided otherwise, all payments and prepayments of the Loan, whether voluntary or otherwise, including, without limitation, Scheduled Amortization Payments, shall be applied first, to unpaid Fees, any reasonable out-of-pocket costs and expenses of Lenders arising as a result of such prepayment and any Funding Costs, second, to pay any accrued and unpaid interest then payable with respect to the Loan, third, to pay the outstanding principal amount of the Loan. Payments applied to the outstanding principal amount of the Loan shall be first applied to the Base Rate Portions of the Loan, and then to pay the LIBOR Portions of the Loan in the order of each Portion's maturity.

         SECTION 2.13 METHOD AND PLACE OF PAYMENT. (a) Except as otherwise specifically provided herein, all payments, prepayments and Scheduled Amortization Payments under this Agreement and the Notes shall be made to Agent not later than 12:00 noon, Detroit, Michigan time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Agent's office, and any funds received by Agent after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. Each payment (including all prepayments on account of principal and interest on the Loan), to the extent received, shall constitute payment by Borrower to each Lender in the amount of such Lender's Pro Rata Share of such payment.

         (b) Except as expressly provided to the contrary in Section 2.7 hereof, whenever any payment to be made hereunder or under the Notes or other Loan Documents shall be stated to be due on a day which is not an Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         (c) All payments made by Borrower hereunder, under the Note and the other Loan Documents, shall be made irrespective of, and without any deduction for, any set-off or counterclaims.

         SECTION 2.14 FEES. (a) Borrower shall pay to Agent, for the pro rata benefit of the Lenders, a fee (the "Non-Use Fee"), computed at the per annum rate (based on an actual 365 day or 366 day year) set forth in the chart below on the average daily unfunded portion of the Maximum Loan Amount, from and including the Closing Date through and including the Termination Date, payable, in arrears, on (i) the later of Non-Use Fee Due Date or the first day of each calendar quarter beginning on January 1, 2004 through the Termination Date, and
(ii) on the Termination Date or such earlier date, if any, on which the Maximum Loan Amount shall terminate in accordance with the terms hereof. Each payment of the Non-Use Fee, to the extent received, shall constitute payment by Borrower to each Lender in the amount of such Lender's Pro Rata Share of the Non-Use Fee.

NON-USE FEE RATE

                   DEBT TO CAPITAL VALUE RATIO
DEBT SERVICE       GREATER THAN OR        GREATER THAN OR       LESS THAN 60%
COVERAGE RATIO     EQUAL TO 67.5%         EQUAL TO 60% BUT
                                          LESS  THAN 67.5%

GREATER THAN OR    .375%                  .25%                  .25%
EQUAL TO 1.55

GREATER THAN OR    .50%                   .375%                 .25%
EQUAL TO 1.35 BUT
LESS THAN 1.55

LESS THAN 1.35     .50%                   .50%                  .375%

         (b) On the Closing Date, Borrower shall pay to SFB a fee of $150,000 and to Bank One a fee of $100,000.

         (c) Borrower shall pay to each Lender its Pro Rata Share of an aggregate fee equal to .625% of the outstanding principal balance of the Loan as of the Termination Date, on the Termination Date.

         (d) Borrower shall pay to Agent on the Closing Date and during the term of this Agreement administrative fees as agreed to from time to time by Agent and Borrower.

         SECTION 2.15 INTEREST RATE UNASCERTAINABLE INCREASED COSTS, ILLEGALITY.
(a) In the event that Agent has determined or, with respect to any Lender or Participant, has been notified that (which determination or notice shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the LIBOR Rate for any Interest Period, that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the LIBOR Rate; or

                  (ii) at any time, that the making or continuance by it of any LIBOR Portion has become unlawful in order for Agent, any Participant or Lender, in good faith, to comply with any Law, guideline, interpretation or application thereof by any Official Body charged with the administration or compliance with any request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), or any change therein, or any change in the interpretation or administration thereof by any central bank or Official Body charged with the interpretation or administration thereof, or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, Agent shall, promptly after making such determination or receiving notice thereof from any Participant or Lender, give notice by telephone promptly confirmed in writing to Borrower. Thereafter (x) in the case of clause (i) above, Borrower's right to request LIBOR Portions shall be suspended, and any Notice of Borrowing, or Notice of Conversion or Continuation given by Borrower with respect to any borrowing of LIBOR Portions which has not yet been made shall be deemed cancelled and rescinded by Borrower, and (z) in the case of clause (iii) above, Borrower shall take one of the actions specified in clause (b) below as promptly as possible and, in any event, within the time period required by law.

         (b) In the case of any LIBOR Portion affected by the circumstances described in clause (a)(ii) above, Borrower shall, either (i) if any such LIBOR Portion has not yet been made but is then the subject of a Notice of Borrowing, a request or a Notice of Conversion or Continuation, be deemed to have cancelled and rescinded such notice, or (ii) if any such LIBOR Portion is then outstanding, require Agent to convert each such LIBOR Portion into a Base Rate Portion at the end of the applicable Interest Period or such earlier time as may be required by law, in each case by giving Agent notice (by telephone promptly confirmed in writing) thereof within two (2) Business Days after Borrower was notified by Agent pursuant to clause (a) above.

         (c) In the event that Agent determines at any time following the giving of notice based on the conditions described in clause (a)(i) or (a)(ii) above that such conditions no longer exist, Agent shall promptly give notice thereof to Borrower, whereupon Borrower's right to request LIBOR Portions from Agent and Agent's and any Lender's obligation to make LIBOR Portions shall be automatically restored.

         SECTION 2.16 FUNDING COSTS.

         (a) If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                  (i) subjects any Lender or Participant to any tax or charge with respect to this Agreement, the Notes, the Loan, or payments by the Borrower of principal, interest, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the overall net income of such Lender),

                  (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisition of funds by, any Lender or Participant, or

                  (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender or Participant under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expenses (including loss of margin) upon any Lender or Participant with respect to this Agreement, the Notes, or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Lender's or Participant's capital, taking into consideration such Lender's or Participant's customary policies with respect to capital adequacy) by an amount which such Lender or Participant in its sole discretion deems to be material ("Funding Costs"), such Lender or Participant may from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Lender or Participant (which determination shall be conclusive absent manifest error) to be necessary to compensate such Lender or Participant for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by Borrower to the Agent for the account of such Lender within five (5) Business Days after such notice is given.

         (b) In addition to the compensation required by subsection (a) of this Section 2.16, the Borrower shall indemnify each Lender or Participant against any loss or expense (including loss of margin, any loss incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender or Participant to fund or maintain a LIBOR Portion or a Base Rate Portion) which such Lender or Participant sustains or incurs as a consequence of any:

                  (i) payment, prepayment, conversion or renewal of any LIBOR Portion on a day other than the last day of an Interest Period (whether or not such payment or prepayment is mandatory or automatic and whether or not such payment or prepayment is then due), or

                  (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any notice relating to the selection of a LIBOR Portion under Section 2.3 or prepayments under Section 2.10.

         If any Lender or Participant sustains or incurs any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by such Lender or Participant (which determination shall be conclusive absent manifest error and may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender or Participant shall deem reasonable) to be necessary to indemnify such Lender or Participant for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to the Agent for the account of such Lender or Participant five (5) Business Days after such notice is given.

         SECTION 2.17 SUBSTITUTION OF COLLATERAL. Provided that no Default or Event of Default has occurred and is continuing and that no Property shall constitute more than 20% of the Borrowing Base Value, prior to the Termination Date, Borrower shall have the right, subject to the consent of all of the Lenders, which consent may be withheld in the sole discretion of the Lenders, to obtain a release of a Property from the Lien of the related Mortgage and Loan Documents (a "Release Property"), if Borrower simultaneously substitutes another comparable commercial real estate property owned in fee simple by Borrower or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion (a "Substitute Property"), and subjects such Substitute Property to the Lien of a new mortgage, deed of trust, deed to secure debt or similar security instruments, in the same form and substance as the Mortgage ("Substitute Mortgage") and to the Lien of the Loan Documents, as a first lien thereon. The Substitute Property shall be designated by Agent as an Acquisition Property or a Development Property and shall be subject to the provisions of this Agreement in respect of Acquisition Properties and Development Properties, as applicable, upon substitution hereunder. The Lenders' consent to such release and substitution may be conditioned on, among other things, receipt by the Lenders of the following, all of which shall be satisfactory in form and substance to all of the Lenders:

                  i. Evidence that the Substitute Property is of similar or higher quality to the Release Property.

                  ii. An Appraisal of the Substitute Property prepared within six (6) months prior to delivery.

                  iii. An opinion of Borrower and the Company's counsel stating (u) that the Substitute Property may be, and has been, lawfully subjected to the lien of the Substitute Mortgage and the Loan Documents without affecting the Lien of any other Mortgages or of the Loan Documents on any of the other Real Properties, (v) that subjecting the Substitute Property to the Lien of the Substitute Mortgage and the Loan Documents does not and will not affect or impair the ability of Lenders to enforce their remedies under all of the Mortgages and Loan Documents or to realize the benefits of the cross-collateralization, (w) that the Substitute Mortgage and the Loan Documents by which the Substitute Property will be encumbered have been duly authorized, executed and delivered by Borrower and the

         Company, as applicable; and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles, (x) that Borrower and the Company (if necessary) are qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located, (y) the encumbrance of the Substitute Property with the Liens of the Substitute Mortgage and the Loan Documents shall not cause a breach of, or a default under any agreement, document or instrument to which Borrower and the Company is a party or to which it or its properties are bound or affected and (z) the anticipated release and substitution will not affect the status of the Company as a qualified real estate investment trust and Borrower as a qualified Company subsidiary under Section 856 of the Code.

                  iv. A certification by Borrower and the Company (x) that the certificates, opinions and other instruments which have been or are therewith delivered to or deposited with Lender in connection with such release and substitution conform to the requirements of this Agreement and the Mortgages, (y) that all conditions precedent herein have been complied with and (z) that all conditions precedent to the delivery of the Substitute Mortgage and Loan Documents contained in this Agreement have been fulfilled.

                  v. Evidence that Borrower and the Company are, and will remain after the consummation of the transaction, Solvent.

                  vi. Original executed counterparts of the Substitute Mortgage and the Loan Documents encumbering the Substitute Property, including without limitation, financing statements or other documents necessary to grant or perfect Lenders' first priority security interest in the fixtures and personalty located thereon and the Rents derived therefrom, and an Environmental Indemnity Agreement.

                  vii. A title insurance policy insuring the lien of the Substitute Mortgage on the Substitute Property, insuring that the Substitute Mortgage is a valid and enforceable first lien on the good and marketable fee simple title or leasehold title, as applicable, of Borrower to the Substitute Property, in an amount equal to the amount of the Loan allocated to the Substitute Property and showing no other liens and encumbrances (except those approved by Lenders), together with a "tie-in" and first loss endorsement satisfactory to Lenders, or, if such endorsement is not available in the state in which the Substitute Property is located, in an amount equal to one hundred twenty-five percent (125%) of the amount of the Loan allocated by Lenders to the Substitute Property together with a "last dollar endorsement".

                  viii. Evidence to the effect that the Substitute Property and the use thereof are in compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Substitute Property, and that all building and operating licenses and permits as well as all other licenses, permits, registrations, certifications or similar filings necessary for the use and occupancy of the Substitute Property have been obtained and are in full force and effect and in good standing.

                  ix. An Environmental Report dated within six (6) months prior to delivery which states that the Substitute Property does not contain any Hazardous Substances (as defined in the Mortgage) or risk of contamination from off-site Hazardous Substance, and which otherwise shall be satisfactory to all of the Lenders.

                  x. Payment of all Transaction Costs and other expenses incurred by Agent and the Lenders including reasonable counsel fees and disbursements in connection with the release of any Release Property and the Substitute Property and its inclusion as Collateral.

                  xi. A survey of the Substitute Property certified to Agent, its successors and assigns, dated within 60 days prior to the closing to include as Collateral the Substitute Property, prepared by a land surveyor licensed in the state where the Substitute Property is located pursuant to the then current ALTA/ACSM standards for title surveys and showing thereon the location of the perimeter of the Substitute Property by courses and distances, the lines of the streets abutting the Substitute Property and the width thereof, the on site improvements to the extent constructed and the relation of the on site improvements by distance to the perimeter of the Substitute Property, and the established building lines and the street lines, all encroachments and the extent thereof upon the Substitute Property and indicating that the on-site improvements to the extent constructed are within the lot and building lines of the Substitute Property, indicating whether the Substitute Property is in a flood plain and otherwise containing such items as are reasonably requested by the Lenders.

                  xii. Payment of all recording charges, filing fees, taxes, or other expenses, including but not limited to intangibles taxes and documentary stamp taxes in connection with the recording of the Substitute Mortgage and the Lien necessary to grant and perfect Agent, for the benefit of Lenders, a first priority lien on and security interest in the Substitute Property.

                  xiii. Operating statements for the Substitute Property, together with a year to date operating statement, current occupancy statements, and a budget for the current fiscal year, each certified by Borrower, and a certificate of no adverse change since the date thereof executed by the general partner of Borrower, in each case in form and substance satisfactory to Agent.

                  xiv. Original certificates and copies of policies of insurance required by Agent under the terms of the Substitute Mortgage for the Substitute Property.

                  xv. Evidence of the good standing in the state where the Substitute Property is located and in their respective states of organization of Borrower and the Company.

                  xvi. Certified copies of all leases with respect to the Substitute Property and tenant Estoppel Certificates and Subordination, Non-Disturbance, and Attornment Agreements for such leases.

                  xvii. Evidence to indicate compliance with all requirements of Applicable Laws and such evidence as Agent may deem necessary or appropriate to evidence the availability of all utilities, including water, sewers, gas and electricity, as may be necessary for the use of the Substitute Property as intended.

                  xviii.   Certified copies of all contracts and agreements
         relating to the management, leasing and operation of the Substitute Property.

                  ixx. Certified copies of plans and specifications for the Substitute Property.

                  xx. Certified copies of all consents, licenses and approvals, if any, required in connection with the substitution of a Substitute Property, and such consents, licenses and approvals shall be in full force and effect.

                  xxi. A certification by the general partner of Borrower certifying that all of the representations and warranties contained in the Mortgages and in the other Loan Documents, after giving effect to the substitution of the Substitute Property, are true and correct with respect to the Substitute Property and that there is no Default or Event of Default hereunder.

                  xxii. A certificate of the general partner of Borrower together with other evidence satisfactory to Lender that, after the substitution of a Substitute Property and the release of the Release Property, the covenants set forth in Sections 5.13, 5.14, 5.15 and 5.16 are satisfied.

                  xxiii.   Borrower and the Company have otherwise complied with
         all conditions precedent to an Advance under Article III of this Agreement.

                  xxiv. UCC Searches with respect to the Substitute Property, Borrower, and the Company.

                  xxv. Such other certificates, opinions, documents and instruments relating to the substitution reasonably requested by Agent, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the substitution shall be satisfactory in form and substance to Agent.

         Upon such substitution, Agent shall designate the Substitution Property as an Acquisition Property or a Development Property, and shall revise Schedule 1 to this Agreement to reflect the release of the Release Property and the addition of the Substitute Property and to adjust the Allocated Loan Amounts as Agent deems necessary among the Properties.

         SECTION 2.18 ACQUISITION OF ADDITIONAL APPROVED PROPERTIES; INCREASING AVAILABLE LOAN AMOUNT.

         (a) Provided that no Default or Event of Default has occurred and is continuing and that no Property shall constitute more than 20% of the Borrowing Base Value, prior to the Termination Date, Borrower may, subject to the limitations set forth herein and the satisfaction of the terms of this
Section 2.18, add additional commercial real estate properties, which are approved by all of the Lenders in their sole discretion, and which are acquired and owned in fee simple by Borrower or leased by Borrower pursuant to a ground lease acceptable in all respects to all of the Lenders in their sole discretion (each an "Approved Property"), to the Borrowing Base and thereby increase the Available Loan Amount up to, but not in excess of, the Maximum Loan Amount, by subjecting the Additional Property to the Lien of a new mortgage, deed of trust, deed to secure debt or similar security instruments, in the same form and substance as the Mortgage, to the Lien of the Loan Documents, as a first lien thereon. Any Approved Property shall be designated by Agent as an Approved Acquisition Property or an Approved Development Property, and shall be added to the Borrowing Base and, subject to the continued satisfaction of the Available Borrowing Base Covenant (after giving effect to the Additional Properties added thereto), the Available Loan Amount shall be increased as follows:

                  (i)      At such time as all of the conditions set forth in
         Section 2.18(c) are met as to an Approved Development Property, the Available Loan Amount shall be increased by an amount equal to 30% of the Appraised Value of such Approved Development Property, but only until the earlier of (i) the date fifteen months from the date Borrower acquires such Property, or (ii) the date upon which the conditions of set forth in Section 2.18(a)(ii) are satisfied;

                  (ii)     At such time as all of the conditions set forth in
         Section 2.18(d) are met as to an Approved Development Property, the Available Loan Amount shall be increased by an amount equal to 65% of the Appraised Value of such Approved Development Property; and

                  (iii)    At such time as all of the conditions set forth in
         Section 2.18(e) are met as to an Approved Acquisition Property, the Available Loan Amount shall be increased by an amount equal to 65% of the Appraised Value of such Approved Acquisition Property.

         (b) In no event shall the Available Loan Amount, after taking into account the increase in the Available Loan Amount, be increased to more than the Maximum Loan Amount.

         (c) At any time that the Available Loan Amount is to be increased at the request of Borrower pursuant to Section 2.18(a)(i), the following conditions precedent must be satisfied:

                  (i) No Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed addition of the Approved Development Property to the Borrowing Base;

                  (ii) Borrower and the Company shall have executed and/or delivered to Agent (at Borrower's sole cost and expense) all of the following items in form and substance satisfactory to Agent in its sole discretion and shall have complied with all of the following conditions to the satisfaction of Agent in its sole discretion:

                           (A) The purchase agreement or ground lease for the Approved Development Property.

                           (B) An Appraisal of the Approved Development Property prepared within six (6) months prior to delivery acceptable to all of the Lenders.

                           (C) An Environmental Report dated within six (6) months prior to delivery which states that the Approved Development Property does not contain any Hazardous Substances (as defined in the Mortgage) or risk of contamination from off-site Hazardous Substance acceptable to all of the Lenders.

                           (D) A survey of the Approved Development Property certified to Agent, its successors and assigns, dated within 60 days prior to the closing to include as Collateral the Approved Development Property, prepared by a land surveyor licensed in the state where the Approved Development Property is located pursuant to the then current ALTA/ACSM standards for title surveys and otherwise reasonably satisfactory to Agent and showing thereon the location of the perimeter of the Approved Development Property by courses and distances, the lines of the streets abutting the Approved Development Property and the width thereof, the on site improvements to the extent constructed and the relation of the on site improvements by distance to the perimeter of the Approved Development Property, and the established building lines and the street lines, all encroachments and the extent thereof upon the Approved Development Property and indicating that the on-site improvements to the extent constructed are within the lot and building lines of the Approved Development Property, indicating whether the Approved Development Property is in a flood plain and otherwise containing such items as are reasonably requested by Agent.

                           (E) A title insurance policy insuring the lien of the Approved Development Property Mortgage on the Approved Development Property, in form and substance satisfactory to Agent insuring that the Approved Development Property Mortgage is a valid and enforceable first lien on the good and marketable fee simple or leasehold title of Borrower (as applicable) to the Approved Development Property and showing no other liens and encumbrances (except those approved by Agent), in an amount equal to 30% of the Appraised Value of the Approved Development Property, together with a "tie-in" and first loss endorsement satisfactory to Agent, or, if such endorsement is not available in the state in which the Approved Development Property is located, in an amount equal to one hundred twenty-five percent (125%) of 30% of the Appraised Value of the Approved Development Property together with a "last dollar endorsement".

                           (F) Evidence to the effect that the Approved Acquisition Property and the use thereof are in compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Approved Development Property.

                           (G) Certified copies of executed leases for the Approved Development Property and tenant Estoppel Certificates and Subordination, Non-Disturbance, and Attornment Agreements for such leases.

                           (H)      Copies of all soil and engineering reports.

                           (I) A development and construction budget. Any changes in the budget must be agreed upon by Borrower and the tenants of the Property and must be reflected in an appropriate adjustment in the lease rates for such tenants.

                           (J)      A construction schedule.

                           (K) Copy of any architect's and/or construction contract for an amount over $100,000.

                           (L) An opinion of Borrower and the Company's counsel stating (u) that the Approved Development Property may be, and has been, lawfully subjected to the lien of the Approved Development Mortgage and the Loan Documents without affecting the Lien of any other Mortgages or of the Loan Documents on any of the other Real Properties, (v) that subjecting the Approved Development Property to the Lien of the Approved Development Mortgage and the Loan Documents does not and will not affect or impair the ability of Lenders to enforce their remedies under all of the Mortgages and Loan Documents or to realize the benefits of the cross-collateralization, (w) that the Approved Development Mortgage and the Loan Documents by which the Approved Development Property will be encumbered have been duly authorized, executed and delivered by Borrower and the Company, as applicable; and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles, (x) that Borrower and the Company (if necessary) are qualified to do business and in good standing under the laws of the jurisdiction where the Approved Development Property is located, (y) the encumbrance of the Approved Development Property with the Liens of the Approved Development Mortgage and the Loan Documents shall not cause a breach of, or a default under any agreement, document or instrument to which Borrower and the Company is a party or to which it or its properties are bound or affected and (z) the anticipated release and substitution will not affect the status of the Company as a qualified real estate investment trust and Borrower as a qualified Company subsidiary under
                  Section 856 of the Code.

                           (M)      A certification by Borrower and the Company
                  (x) that the certificates, opinions and other instruments which have been or are therewith delivered to or deposited with Lender in connection with such addition to the Borrowing Base conform to the requirements of this Agreement and the Mortgages, (y) that all conditions precedent herein have been complied with and (z) that all conditions precedent to the delivery of the Approved Development Mortgage and Loan Documents contained in this Agreement have been fulfilled.

                           (N) Evidence that Borrower and the Company are, and will remain after the consummation of the transaction, Solvent.

                           (O) Original executed counterparts of the Approved Development Mortgage and the Loan Documents encumbering the Approved Development Property, including without limitation, financing statements or other documents necessary to grant or perfect Lenders' first priority security interest in the Property, and an Environmental Indemnity Agreement.

                           (P) Payment of all Transaction Costs and other expenses incurred by Agent including reasonable counsel fees and disbursements in connection with the addition of the Approved Development Property to the Borrowing Base.

                           (Q) Payment of all recording charges, filing fees, taxes, or other expenses, including but not limited to intangibles taxes and documentary stamp taxes in connection with the recording of the Approved Development Mortgage and the Lien necessary to grant and perfect Lender a first priority lien on and security interest in the Approved Development Property.

                           (R) Original certificates and copies of policies of insurance required by Agent under the terms of the Approved Development Mortgage for the Approved Development Property.

                           (S) Evidence of Borrower and the Company's good standing in the state where the Approved Development Property is located and in their respective states of organization.

                           (T) Evidence to indicate complete compliance with all requirements of Applicable Laws and such evidence as Agent may deem necessary or appropriate to evidence the availability of all utilities, including water, sewers, gas and electricity, as may be necessary for the use of the Approved Development Property as intended.

                           (U) Certified copies of plans and specifications for the Approved Development Property.

                           (V) A certification by the general partner of Borrower certifying that all of the representations and warranties contained in the Mortgages and in the other Loan Documents, after giving effect to the addition of the Approved Development Property to the Borrowing Base, are true and correct with respect to the Approved Development Property and that there is no Default or Event of Default hereunder.

                           (W) UCC Searches with respect to the Approved Development Property, Borrower, and the Company.

                           (X) Borrower and the Company have otherwise complied with all conditions precedent to an Advance under
                  Section 3 of this Agreement.

                           (Y) Such other certificates, opinions, documents and instruments relating to the addition of the Approved Development Property to the Borrowing Base reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the addition shall be satisfactory in form and substance to Agent.

                  (iii) Notwithstanding any other provision of this Agreement, the Available Loan Amount shall not be increased pursuant to
         Section 2.18(a)(i) unless the undisbursed portion of the Available Loan Amount is sufficient to fund the remaining unpaid cost of the acquisition, development and construction of the Additional Approved Property in respect of which the increase in the Available Loan Amount has been requested pursuant to Section 2.18(a)(i), and Borrower shall provide Agent with such evidence of such costs as Agent shall require, including, but not limited to, updating the construction budget and construction schedule for such Additional Approved Property.

         (d) At any time that the Available Loan Amount is to be increased at the request of Borrower pursuant to Section 2.18(a)(ii), the following conditions precedent must be satisfied:

                  (i) No Default or Event of Default shall have occurred and be continuing or would result from the increase to the Available Loan Amount;

                  (ii) Borrower and the Company shall have executed and/or delivered to Agent (at Borrower's sole cost and expense) all of the following items in form and substance satisfactory to Agent in its sole discretion and shall have complied with all of the following conditions to the satisfaction of Agent in its sole discretion:

                           (A) All of the requirements of Section 2.18(c) shall have been satisfied.

                           (B) An architect's certificate certifying that the improvements constructed on the Approved Development Property have been completed in a good and workmanlike manner in accordance with the plans and specifications.

                           (C) A final as-built survey which conforms to the requirements of Section 2.18(c)(ii)(D).

                           (D) An endorsement to the title insurance policy set forth at Section 2.18(c)(ii)(E) increasing the amount of title insurance to 65% of the Appraised Value of the Approved Development Property and conforming to the other requirements set forth in Section 2.18(c)(ii)(E).

                           (E) Tenant Estoppel Certificates for all tenants of the Approved Development Property to the effect that the leased premises have been accepted by the tenant, the tenant is occupying the leased premises and is paying rent, and confirming the information set forth in the Estoppel Certificate of such tenant set forth in Section 2.18(c)(ii)(G).

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

                           (F) Evidence that the Approved Development Property and the use thereof are in compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Approved Development Property, and that all building and operating licenses and permits as well as all other licenses, permits, registrations, certifications or similar filings necessary for the use and occupancy of the Approved Development Property, including certificates of occupancy, have been obtained and are in full force and effect and in good standing.

                           (G) Projections for the Approved Development Property and a budget for the current and next fiscal year.

                           (H) Certified copies of all contracts and agreements relating to the management, leasing and operation of the Approved Development Property.

                           (I) Certified copy of the final plans and specifications for the improvements constructed upon the Approved Development Property.

                           (J) Such other certificates, opinions, documents and instruments relating to the increase in the Available Loan Amount reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the increase shall be satisfactory in form and substance to Agent.

         (e) At any time that the Available Loan Amount is to be increased at the request of Borrower pursuant to Section 2.18(a)(iii), the following conditions precedent must be satisfied:

                  (i) No Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed addition of the Approved Acquisition Property to the Borrowing Base;

                  (ii) Borrower and the Company shall have executed and/or delivered to Agent (at Borrower's sole cost and expense) all of the following items in form and substance satisfactory to Agent in its sole discretion and shall have complied with all of the following conditions to the satisfaction of Agent in its sole discretion:

                           (A) The purchase agreement or ground lease for the Approved Acquisition Property.

                           (B) An Appraisal of the Approved Acquisition Property prepared within six (6) months prior to delivery acceptable to all of the Lenders.

                           (C) An Environmental Report dated within six (6) months prior to delivery which states that the Approved Acquisition Property does not contain any Hazardous Substances (as defined in the Mortgage) or risk of contamination from off-site Hazardous Substance acceptable to all of the Lenders.

                           (D)      An as-built survey of the Approved
                  Acquisition Property certified to Agent, its successors and assigns, dated within 60 days prior to the closing to include as Collateral the Approved Acquisition Property, prepared by a land surveyor licensed in the state where the Approved Acquisition Property is located pursuant to the then current ALTA/ACSM standards for title surveys and otherwise reasonably satisfactory to Agent and showing thereon the location of the perimeter of the Approved Acquisition Property by courses and distances, the lines of the streets abutting the Approved Acquisition Property and the width thereof, the on site improvements to the extent constructed and the relation of the on site improvements by distance to the perimeter of the Approved Acquisition Property, and the established building lines and the street lines, all encroachments and the extent thereof upon the Approved Acquisition Property and indicating that the on-site improvements to the extent constructed are within the lot and building lines of the Approved Acquisition Property, indicating whether the Approved Acquisition Property is in a flood plain and otherwise containing such items as are reasonably requested by Agent.

                           (E) A title insurance policy insuring the lien of the Approved Acquisition Property Mortgage on the Approved Acquisition Property, in form and substance satisfactory to Agent insuring that the Approved Acquisition Property Mortgage is a valid and enforceable first lien on the good and marketable fee simple or leasehold title of Borrower (as applicable) to the Approved Acquisition Property and showing no other liens and encumbrances (except those approved by Agent), in an amount equal to 65% of the Appraised Value of the Approved Acquisition Property, together with a "tie-in" and first loss endorsement satisfactory to Agent, or, if such endorsement is not available in the state in which the Approved Acquisition Property is located, in an amount equal to one hundred twenty-five percent (125%) of 65% of the Appraised Value of the Approved Acquisition Property together with a "last dollar endorsement".

                           (F) Evidence to the effect that the Approved Acquisition Property and the use thereof are in compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Approved Acquisition Property, and that all building and operating licenses and permits as well as all other licenses, permits, registrations, certifications or similar filings necessary for the use and occupancy of the Approved Acquisition Property, including certificates of occupancy, have been obtained and are in full force and effect and in good standing.

                           (G) Certified copies of executed leases for the Approved Acquisition Property and tenant Estoppel Certificates and Subordination, Non-Disturbance, and Attornment Agreements for such leases.

                           (H) An opinion of Borrower and the Company's counsel stating (u) that the Approved Acquisition Property may be, and has been, lawfully subjected to the lien of the Approved Acquisition Mortgage and the Loan Documents without affecting the Lien of any other Mortgages or of the Loan Documents on any of the other Real Properties, (v) that subjecting the Approved Acquisition Property to the Lien of the Approved Acquisition Mortgage and the Loan Documents does not and will not affect or impair the ability of Lenders to enforce their remedies under all of the Mortgages and Loan Documents or to realize the benefits of the cross-collateralization, (w) that the Approved Acquisition Mortgage and the Loan Documents by which the Approved Acquisition Property will be encumbered have been duly authorized, executed and delivered by Borrower and the Company, as applicable; and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles, (x) that Borrower and the Company (if necessary) are qualified to do business and in good standing under the laws of the jurisdiction where the Approved Acquisition Property is located, (y) the encumbrance of the Approved Acquisition Property with the Liens of the Approved Acquisition Mortgage and the Loan Documents shall not cause a breach of, or a default under any agreement, document or instrument to which Borrower and the Company is a party or to which it or its properties are bound or affected and (z) the anticipated release and substitution will not affect the status of the Company as a qualified real estate investment trust and Borrower as a qualified Company subsidiary under
                  Section 856 of the Code.

                           (I)      A certification by Borrower and the Company
                  (x) that the certificates, opinions and other instruments which have been or are therewith delivered to or deposited with Agent in connection with such addition to the Borrowing Base conform to the requirements of this Agreement and the Mortgages, (y) that all conditions precedent herein have been complied with and (z) that all conditions precedent to the delivery of the Approved Acquisition Mortgage and Loan Documents contained in this Agreement have been fulfilled.

                           (J) Evidence that Borrower and the Company are, and will remain after the consummation of the transaction, Solvent.

                           (K) Original executed counterparts of the Approved Acquisition Mortgage and the Loan Documents encumbering the Approved Acquisition Property, including without limitation, financing statements or other documents necessary to grant or perfect Lenders' first priority security interest in the Property, and an Environmental Indemnity Agreement.

                           (L) Payment of all Transaction Costs and other expenses incurred by Agent including reasonable counsel fees and disbursements in connection with the addition of the Approved Acquisition Property to the Borrowing Base.

                           (M) Payment of all recording charges, filing fees, taxes, or other expenses, including but not limited to intangibles taxes and documentary stamp taxes in connection with the recording of the Approved Acquisition Mortgage and the Lien necessary to grant and perfect a first priority lien on and security interest in the Approved Acquisition Property in favor of Lenders.

                           (N) Original certificates and copies of policies of insurance required by Agent under the terms of the Approved Acquisition Mortgage for the Approved Acquisition Property.

                           (O) Evidence of Borrower and the Company's good standing in the state where the Approved Acquisition Property is located and in their respective states of organization.

                           (P) Evidence to indicate complete compliance with all requirements of Applicable Laws and such evidence as Agent may deem necessary or appropriate to evidence the availability of all utilities, including water, sewers, gas and electricity, as may be necessary for the use of the Approved Acquisition Property as intended.

                           (Q) Certified copies of plans and specifications for the Approved Acquisition Property.

                           (R) Certified copies of all consents, licenses and approvals, if any, required in connection with the development of a Approved Acquisition Property, and such consents, licenses and approvals shall be in full force and effect.

                           (S) A certification by the general partner of Borrower certifying that all of the representations and warranties contained in the Mortgages and in the other Loan Documents, after giving effect to the addition of the Approved Acquisition Property to the Borrowing Base, are true and correct with respect to the Approved Acquisition Property and that there is no Default or Event of Default hereunder.

                           (T) UCC Searches with respect to the Approved Acquisition Property, Borrower, and the Company.

                           (U) Current occupancy statements, operating statements for the prior three years (if available), Projections and a budget for the current and next fiscal year, each certified by Borrower.

                           (V) Borrower and the Company have otherwise complied with all conditions precedent to an Advance under
                  Section 3 of this Agreement.

                           (W) Such other certificates, opinions, documents and instruments relating to the addition of the Approved Acquisition Property to the Borrowing Base reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the addition shall be satisfactory in form and substance to Agent.

         (f) Upon the addition of any Additional Approved Property to the Borrowing Base, Agent shall revise Schedule 1 to this Agreement to reflect the addition of the Additional Approved Property and to adjust the Allocated Loan Amounts as Agent deems necessary.

         (g) No increase in the Available Loan Amount may take place after the Termination Date.

         SECTION 2.19 BREACH OF AVAILABLE BORROWING BASE COVENANT. In the event that the Available Borrowing Base Covenant is not met, and Borrower elects to add additional Collateral pursuant to the terms of this Section and Section 5.13 in order to cause the Available Borrowing Base Covenant to be satisfied, in addition to complying with all of the requirements of Section 2.18, Borrower shall:

         (a) Deliver to Agent within five (5) Business Days after the breach of the Available Borrowing Base Covenant, a "Request For Additional Collateral" substantially in the form of Exhibit "D", hereto, executed by the general partner of Borrower, which request shall contain a certification that
(i) the Appraised Value of the additional property would be adequate to satisfy the Available Borrowing Base Covenant if combined with the then existing Properties, and (ii) there are no Hazardous Materials (as defined in the Mortgages) on or in the additional property;

         (b) If Agent notifies Borrower that such request has been accepted by all of the Lenders, Borrower shall comply with all of the conditions in this
Section 2.19 and have consummated the addition of the additional property to the Collateral for the Loan within 90 days of demand for Borrowing Base Covenant compliance by Agent. During such 90 day period Borrower shall deliver, on a monthly basis, the financial information required to be provided quarterly in
Section 5.1(a) and (b).

         SECTION 2.20 LETTER OF CREDIT COMMITMENT. Subject to the terms and conditions hereof, until the Maturity Date, Agent agrees to issue or confirm Letters of Credit for the account of Borrower in such form as may from time to time be approved by Agent in favor of such beneficiaries as Borrower shall specify (the "Letters of Credit"); provided that the aggregate face amount of the Letters of Credit outstanding or requested, together with Letters of Credit paid but not reimbursed by Borrower to the extent not an outstanding Advance, shall at no time exceed Five Million and 00/100 Dollars ($5,000,000.00); provided, further, that the aggregate face amount of the Letters of Credit outstanding or requested, when added to the aggregate face amount of all other Letters of Credit outstanding and all amounts from time to time outstanding under the Line of Credit Loan together with Letters of Credit paid but not reimbursed by Borrower to the extent not an Advance, shall not exceed the Borrowing Base. Each Letter of Credit renewed or issued hereunder shall: (i) be denominated in United States Dollars; and (ii) expire on a date which is not more than twelve (12) months from its issuance and at least thirty (30) days' prior to the Line of Credit Loan Maturity Date.

         SECTION 2.21 REQUESTS FOR LETTERS OF CREDIT. Borrower may request issuance of a Letter of Credit from Agent by delivery to Agent of a Request for Letter of Credit executed by an authorized officer of Borrower, subject to the following and to the remaining provisions hereof:

                  (a) Each such request for a Letter of Credit shall set forth the information required on the Request for Letter of Credit form provided by the Agent which form shall include:

                           (i) The proposed date of issuance of the Letter of Credit, which must be a Business Day;

                           (ii)     The amount of the Letter of Credit;

                           (iii)    The beneficiary of the Letter of Credit;

                           (iv)     The conditions of the Letter of Credit;

                           (v)      The Expiration Date of the Letter of Credit.

                  (b) Each such Request for Letter of Credit shall be delivered to Agent three (3) Business Days prior to the proposed date of issuance of the Letter of Credit;

                  (c) The face amount of the Letter of Credit requested plus the principal amount of all Advances then outstanding, plus the principal amount of all Advances requested but not yet funded, plus the aggregate undrawn portion of any previously issued Letters of Credit which shall still be outstanding as of the date of the Request for Letter of Credit and the aggregate face amount of Letters of Credit requested but not yet issued and the amount of all Letters of Credit paid but not yet reimbursed by Borrower to the extent not an outstanding Advance shall not exceed the Borrowing Base;

               SECTION 2.22 REIMBURSEMENT OBLIGATIONS OF THE LENDERS. Upon issuance of a Letter of Credit by Agent, each Lender shall automatically acquire a risk participation interest in such Letter of Credit based upon its Pro Rata Share. If Agent shall honor a draft or other demand for payment presented or made under any Letter of Credit, Agent shall provide notice thereof to each Lender on the date such draft or demand is honored unless Borrower shall have satisfied its Reimbursement Obligation by payment to Agent on such date. Upon receipt of such notice, each Lender shall forthwith (but in any event, no later than 1:00 p.m. Detroit time on the Business Day of receipt of such notice if such Lender receives such notice by 10:00 a.m. Detroit time on such day; receipt of such notice after 10:00 a.m. Detroit time on any day shall be deemed to be received by 10:00 a.m. Detroit time on the following Business Day), make available to Agent at its principal office, immediately available funds in an amount equal to such Lender's Pro Rata Share of any amount paid or disbursed, or to be paid or disbursed, by Agent to settle its Obligations under any draft or other order, instrument or demand drawn or presented under any Letter of Credit.

         The obligation of each Lender to provide Agent with such Lender's Pro Rata Share of the amount of any payment or disbursement made or to be made by Agent to settle its Obligations under any item drawn or presented under any Letter of Credit in accordance with the provisions of the preceding paragraph shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Lender may have or have had against Agent, including without limitation, any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit, or the legality, validity, regularity or enforceability of such Letter of Credit or any defense based on the identity of the transferee of such Letter of Credit or the sufficiency of the transfer if such Letter of Credit is transferable; provided, however, that no Lender shall be obligated to reimburse Agent pursuant to the preceding provisions of this section for any wrongful payment or disbursement made or to be made by Agent under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Agent or any of its officers, employees or agents.

         SECTION 2.23 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. Borrower may from time to time request Agent to issue a Letter of Credit by delivering to Agent's office a properly completed Application. Promptly upon receipt of such documents, Agent shall advise each other Lender thereof. Upon the issuance of each Letter of Credit, Agent shall give the other Lenders prompt written notice of such issuance. Agent will process such Application in accordance with its customary procedures, and shall issue such Letter of Credit according to the terms of such Application and this Agreement.

         SECTION 2.24 REIMBURSEMENT OBLIGATIONS OF BORROWER.

                  (a) Borrower agrees to reimburse Agent for the total amount of any sums paid by Agent in connection with Letters of Credit, including any drawing or demand under Letters of Credit or any Advance made by Agent in respect of Letters of Credit, and the amount of any taxes, fees, charges or other costs or expenses whatsoever incurred by Agent in connection with any payment made by Agent under, or with respect to, such Letter of Credit (the "Reimbursement Obligation") as set forth in the Application.

                  (b) Payment by Agent of a draw under any Letter of Credit shall be deemed an Advance under the Line of Credit Loan in an amount sufficient to discharge Borrower's Reimbursement Obligation with interest thereon as set forth in this Agreement as of the date of payment. To the extent that Borrower is not eligible for an Advance under the Line of Credit Loan, Borrower shall immediately pay and discharge the Reimbursement Obligation pursuant to the terms of the Application and this Agreement.

                  (c) Borrower's Reimbursement Obligations with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall remain in full force and effect until all Obligations of Borrower to the Lenders hereunder shall have been satisfied, and such Obligations shall not be affected, modified or impaired upon the happening of any event, including without limitation, any of the following, whether or not with notice to, or the consent of, the Borrower:

                           (i) Any lack of validity or enforceability of any Letter of Credit, Application or any documentation relating to any Letter of Credit or to any transaction related in any way to such Letter of Credit (the "Letter of Credit Documents");

                           (ii) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, if any, with respect to any of the Letter of Credit Documents;

                           (iii) The existence of any claim, setoff, defense or other right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent or any Lender or any other person or entity, whether in connection with any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions; and

                           (iv) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided, however, that Borrower shall have no Reimbursement Obligation for any wrongful payment or disbursement made or to be made under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Agent or any of its officers, employees or agents.

                  No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Borrower has or may have against the beneficiary of any Letter of Credit shall be available hereunder to Borrower against the Agent or any Lender.

                  (d) Letter of Credit Fees. Borrower agrees to pay or reimburse Agent upon demand, for the account of each Lender, a letter of credit fee for the issuance of such Letter of Credit to be divided by the Lenders in accordance with their Pro Rata Shares equal to 1/4 of 1% multiplied by the face amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date upon which such Letter of Credit expires or is terminated, including all periods during which such Letter of Credit is renewed, and such other normal and customary fees, costs and expenses as are incurred or charged by Agent from time to time in issuing and effecting payment under or administering any Letter of Credit (including, without limitation, amendment fees and transfer fees, if any) and including a fee for Agent for each Letter of Credit or renewal of 12.5 basis points.

         SECTION 2.25 "INCREASE OF MAXIMUM LOAN AMOUNT."

         (a) At any time and from time to time and provided that no Default or Event of Default has occurred, the Borrower may request (in consultation with the Agent) that the Maximum Loan Amount be increased, provided that, without the prior written consent of all of the Lenders, (a) the aggregate amount of the increases in the Revolving Credit Aggregate Commitment shall not exceed $25,000,000 for a total Maximum Loan Amount of $75,000,000 and (b) each such increase shall be in a minimum amount of $5,000,000 and additional increases shall be in integral multiples thereof. Such request shall be made in a written notice given to the Agent and the Lenders by the Borrower not less than forty five (45) Business Days prior to the proposed effective date of such increase, which notice (a "Commitment Increase Notice") shall specify the amount of the proposed increase in the Revolving Credit Aggregate Commitment and the proposed effective date of such increase. In the event of such a Commitment Increase Notice, each of the Lenders shall be given the opportunity to participate in the requested increase ratably in proportions that their respective Pro Rata Shares bear to the Revolving Credit Aggregate Commitment. No Lender shall have any obligation to increase its Pro Rata share pursuant to a Commitment Increase Notice. On or prior to the date that is thirty (30) Business Days after receipt of the Commitment Increase Notice, each Lender shall submit to the Agent a notice indicating the maximum amount of the increase it is willing to accept in connection with such Commitment Increase Notice (any such notice to the Agent being herein a "Lender Increase Notice"). Any Lender which does not submit a Lender Increase Notice to the Agent prior to the expiration of such thirty (30) Business Day period shall be deemed to have denied any increase in its participation. In the event that the aggregate increases set forth in the Lender Increase Notices exceeds the amount requested by the Borrower in the Commitment Increase Notice, the Agent shall have the right, in consultation with the Borrower, to allocate the amount of increases among the Lenders in their respective Pro Rata Share to reach the amount necessary to meet the Borrower's Commitment Increase Notice. In the event that the Lender Increase Notices in the aggregate are less than the amount requested by the Borrower, not later than thirty (30) Business Days prior to the proposed effective date the Borrower may notify the Agent of any financial institution that shall have agreed to become a "Lender" party hereto (a "Proposed New Lender") in connection with the Commitment Increase Notice. Any Proposed New Lender shall be subject to the consent of the Agent (which consent shall not be unreasonably withheld). If the Borrower shall not have arranged any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Borrower shall be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Agent shall notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and Proposed New Lenders' Pro Rate Share (the "Effective Commitment Amount") and the amount of the Maximum Loan Amount, which amount shall be effective on the following Business Day. If the existing Lenders are not willing to increase the Maximum Loan Amount and Borrower has not found any Proposed New Lenders and if Agent's affiliate, SFB Capital Markets, has not found any New Lenders, then the Maximum Loan Amount shall not be increased. Any increase in the Revolving Credit Aggregate Commitment shall be subject to the following conditions precedent: (A) the Borrower shall have obtained the consent thereto of the Guarantor and its reaffirmation of the Loan Document(s), if any, executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Agent, (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Maximum Loan Amount, all representations and warranties shall be true and correct in all material respects as though made on such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and no event shall have occurred and then be continuing which constitutes a Default or an Event of Default, (C) the Borrower, the Agent and each Proposed New Lender or Lender that shall have agreed to provide a "Commitment" in support of such increase in the Maximum Loan Amount shall have executed and delivered a "Commitment and Acceptance" substantially in the form of EXHIBIT K to this Agreement, and (D) the Borrower and the Proposed New Lender(s) shall otherwise have executed and delivered such other instruments and documents as the Agent shall have reasonably requested evidencing such increase, including, for any Proposed New Lender, a Note, and such other documents as are necessary to accord such Proposed New Lender the status of a Lender hereunder. If any fee shall be charged by the Proposed New Lender(s) or Lender(s) that shall have agreed to provide a "Commitment" in support of such increase in the Maximum Loan Amount in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Maximum Loan Amount, the Agent shall promptly advise the Borrower and each Lender of the effective date of such increase. Upon the effective date of any increase in the Maximum Loan Amount that is provided by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and Obligations of a Lender hereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

         (b) For purposes of this subparagraph (b), (i) the term "Buying Lender(s)" shall mean (A) each Lender the Pro Rata Share of which is greater than its Pro Rata Share prior to the effective date of any increase in the Maximum Loan Amount and (B) each Proposed New Lender that is allocated a Pro Rata Share in connection with any Commitment Increase Notice, and (ii) the term "Selling Lender(s)" shall mean each Lender whose Pro Rata Share of the Maximum Loan Amount is decreased from that in effect prior to such increase in the Maximum Loan Amount. Effective on the effective date of any increase in the Maximum Loan Amount pursuant to subparagraph (a) above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its outstanding Pro Rata Share in the respective dollar amounts and percentages necessary so that, from and after such sale, each such Selling Lender's share of the Advances outstanding shall equal such Selling Lender's Pro Rata Share (calculated based upon the new percentage) of the Advances outstanding. On the effective date of the increase in the

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Maximum Loan Amount pursuant to clause (a) above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the Advances outstanding hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Lender's share of the Advances outstanding shall equal such Buying Lender's Pro Rata Share (calculated based upon the new percentage) of the Advances outstanding. Such amount shall be payable on the effective date of the increase in the Maximum Loan Amount by wire transfer of immediately available funds to the Agent. The Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the interests being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of such interests, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the Revolving Credit Advances outstanding being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its purchase of a Pro Rata Share with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents.

         (c) If a Proposed New Lender becomes a Lender, then the effective date of any requested increase in the Maximum Loan Amount will be at the end of an Interest Period if the LIBOR Rate is in effect, so no Lender will suffer any loss due to prepayment of a LIBOR Rate Advance unless Borrower reimburses the same."

         (d) To the extent there is any increase in the Maximum Loan Amount, Advances of any such increase shall be made pursuant to and subject to the terms and conditions of this Agreement which must be satisfied for any Advance hereunder, and all Projects submitted by Borrower for an Advance of the increased Maximum Loan Amount shall be subject to the approval of the Lenders as provided herein and any existing Loan Documents shall be amended as is reasonably required by Agent.

         SECTION 3. CONDITIONS PRECEDENT.

         SECTION 3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. The obligation of each Lender to make its Pro Rata Share of the initial Advance of the Loan on or after the Closing Date is subject to the satisfaction by Borrower and the Company on the Closing Date of the following conditions precedent:

         (a)      Loan Documents.

                  (i) Line of Credit Agreement. Borrower and the Company shall have executed and delivered this Agreement to Agent.

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

                  (ii) The Notes. Borrower shall have executed and delivered to Agent the Notes in form set forth in Exhibit B hereto, appropriately completed.

                  (iii) Guaranty. The Company shall have executed and delivered to Agent the Guaranty substantially in the form set forth as Exhibit "H" hereto, (as amended, restated, modified or supplemented from time to time, the "Guaranty").

                  (iv) Subordination Agreement. Borrower shall have executed and delivered to Agent the Subordination Agreement in the form set forth in Exhibit "J" hereto.

                  (v) Letter Agreement. Borrower and SFB shall have entered into a Letter Agreement regarding administrative fees to be paid to SFB by Borrower, in form and substance acceptable to SFB.

                  (vi) Other Agreements. Borrower shall have executed and delivered to Agent such other agreements and documents in connection with the Loan as Agent may request in form and substance satisfactory to Agent and its counsel.

         (b)      Opinions of Counsel.

         Agent shall have received legal opinions, dated the Closing Date, from counsel to Borrower, and the Company, in form and substance satisfactory to Agent and its counsel, that, among other things: (i) this Agreement and the Loan Documents have been duly authorized, executed and delivered by Borrower and the Company and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles; (ii) that Borrower and the Company (if necessary) are qualified to do business and in good standing under the laws of the jurisdiction in which it is organized, in which it is transacting business and where the Properties are located; (iii) the encumbrance of the Properties with the liens of the Loan Documents shall not cause a breach of, or a default under, any agreement, document or instrument to which Borrower or the Company is a party or to which they or any of their properties are bound or affected; (iv) Agent for the benefit of Lenders has a valid and perfected Lien in the Collateral; (v) the Loan does not violate any usury laws; and (vi) the Company qualifies as a real estate investment trust under Section 856 of the Code.

                  (c)      Organizational Documents. Agent shall have received
(i) with respect to the Company, the certificate of incorporation of the Company, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate from such Secretary of State and a good standing certificate from the Secretaries of State (or the equivalent thereof of each other State in which each Property is located and in which each of them is required to be qualified to transact business, each to be dated a date not more than ten (10) days prior to the Closing Date, (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the Closing Date, certified to be true, correct and complete by the appropriate Secretary of State as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate from such Secretary of

State and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which Borrower is required to be qualified to transact business, each to be dated not more than ten (10) days prior to the Closing Date, and (iii) evidence satisfactory to Lender that the Company is a "qualified real estate investment trust" as defined in Section 856 of the Code.

                  (d) Certified Resolutions, etc. Agent shall have received a certificate of the secretary or assistant secretary of the Company and dated the Closing Date, certifying (i) the names and true signatures of the incumbent officers of the Company authorized to sign the applicable Loan Documents, (ii) the by-laws of the Company as in effect on the Closing Date, (iii) the resolutions of the Company's board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by the Company, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

                  (e) Lien Search Reports. Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions by a search firm acceptable to Lender with respect to the Properties, Borrower, and the Company (collectively, the "UCC Searches").

                  (f) Financing Statements. Agent shall have received acknowledgment copies (or other evidence of filing) of each UCC-1 financing statement (the "Financing Statements") signed by Borrower, as debtor, naming Agent, as secured party, and filed in the appropriate offices of each jurisdiction where the Properties and the Company are located.

                  (g)      Financial Statements. Agent shall have received the
(i) consolidated audited financial statements of Borrower and the Company for the most recently ended fiscal year of Borrower and the Company and the unaudited consolidated financial statements of Borrower and the Company for each fiscal quarter of Borrower and the Company ending since the end of such entity's most recent fiscal year and (ii) for each Properties, annual operating statements for Borrower's most recent fiscal year together with quarterly operating statements showing the most recently ended fiscal quarter and the fiscal year to date, and the Net Operating Income for the most recently completed 12 month period, current occupancy statements and the approved operating budget for the current fiscal year. Such financial statements shall be acceptable to Agent in its sole discretion, and each such statement shall be certified by the general partner of Borrower that, as of the Closing Date, there has been no material adverse change in the financial condition of any Properties, Borrower, or the Company since the date thereof.

                  (h) Fees and Operating Expenses. Agent shall have received, for its account, all Transaction Costs, Fees and other fees and expenses due and payable hereunder on or before the Closing Date, including, without limitation, the costs of all environmental and real property appraisal reports required to be delivered hereunder, and the fees and expenses accrued through the Closing Date of counsel retained by Agent, and each Lender shall have received, for its account, the fee set forth in Section 2.14(b), and Agent shall have received the fee set forth in Section 2.14(d).

                  (i) Consents, Licenses, Approvals, etc. Agent shall have received certified copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and

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

performance by Borrower and the Company, and the validity and enforceability, of the Loan Documents, or in connection with any of the Transactions, and such consents, licenses and approvals shall be in full force and effect.

                  (j) Representations and Warranties. Agent shall have received a certification by the Company, individually and as general partner of Borrower certifying that all of the representations and warranties contained in this Agreement, the Mortgages and the other Loan Documents are true and correct with respect to each of the Properties and Borrower, and that there is no Default or Event of Default hereunder.

                  (k) Certification as to Covenants. Agent shall have received a certification by the Company, individually and as general partner of Borrower together, with other evidence satisfactory to Agent that, as of the Closing Date, the financial covenants set forth in Section 5.13, 5.14, 5.15 and
5.16 are satisfied and that, as of the Closing Date and after giving effect to the Transaction to be consummated thereon, there is no Default or Event of Default hereunder.

                  (l) Certification as to Applicable Laws. Agent shall have received such evidence as Agent shall deem necessary to establish (including, without limitation, a certification by the Company as general partner of Borrower certifying) that to Borrower's best knowledge, after due inquiry, each Properties is in compliance with all Applicable Laws relating to such Properties as of the Closing Date.

                  (m) Additional Matters. Agent shall have received such other certificates, opinions, documents and instruments relating to the Transactions as may have been reasonably requested by Agent, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent.

         SECTION 3.2 CONDITIONS PRECEDENT TO ALL ADVANCES OF THE LOAN. The obligation of each Lender to make its Pro Rata Share of any Advance under the Loan (including the initial Advance made on or after the Closing Date) is subject to the satisfaction on the date such Advance is made of the following conditions precedent:

         (a) Representations and Warranties. The representations and warranties contained herein and in the other Loan Documents (other than representations and warranties which expressly speak only as of a different date) shall be true and correct in all material respects on such date both before and after giving effect to the making of such Advance.

         (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the making of such Advance.

         (c) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the good faith judgment of Agent would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making of the Advances of

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

Borrower's obligation to pay (or Agent's or any Agent's right to receive payment of) the Loan or the other Obligations or the consummation of the Transactions.

                  (d) No Material Adverse Change. No event, act or condition shall have occurred after the Closing Date which, in the judgment of Agent has had or could have a Material Adverse Effect.

                  (e) Notice of Borrowing. Agent shall have received a fully executed Notice of Borrowing or Notice of Conversion or Continuation, as the case may be, in respect of the Advance to be made on such date.

                  (f)      No Litigation. Except for matters identified on
Schedule 5 (as the same may be amended or supplemented), no actions, suits or proceedings shall be pending or threatened with respect to the Transactions or the Loan Documents, Borrower or the Company, or with respect to the Properties, that could, individually or in the aggregate, result in a Material Adverse Effect and matters identified on Schedule 5, individually or in the aggregate, do not result in a Material Adverse Effect.

                  (g) Title Insurance Policies/Title Searches. If required by Agent in its sole discretion, Agent shall have received an endorsement to each of the Title Policies insuring Agent indicating that as of the date of the Advance, there are no Liens on the Real Property Assets other than the Liens existing on the Closing Date.

                  (h) Payment of Taxes. Agent shall have received proof of payment of any required recording fees, mortgage recording taxes, documentary stamp taxes, intangibles taxes or other similar costs in connection with the making of such Advance.

                  (i) Acquisition and Development of Properties. If the proceeds of an Advance will be used to finance the acquisition of an Acquisition Property or the acquisition, development or construction of a Development Property, all applicable requirements and conditions of Section 2.18 shall have been met, and Agent shall have received evidence that the conditions set forth in Section 2.2 have been satisfied by Borrower.

                  (j) Additional Matters. Agent shall have received such other certificates, opinions, documents and instruments relating to the Transactions as may have been reasonably requested by Agent, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent.

         SECTION 3.3 ACCEPTANCE OF BORROWINGS. The acceptance by Borrower of the proceeds of each Advance shall constitute a representation and warranty by Borrower and the Company to Agent that all of the conditions required to be satisfied under this Section 3 in connection with the making of such Advance and all of the terms and provisions of this Agreement have been satisfied.

         SECTION 3.4 SUFFICIENT COUNTERPARTS. All certificates, agreements, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to Agent and shall be satisfactory in form and substance to Agent in its sole discretion

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

(unless the form thereof is prescribed herein) and Borrower and the Company shall deliver sufficient counterparts of all such materials for distribution to Agent and each Lender.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

         In order to induce Agent to enter into this Agreement and to make the Loan, Borrower and the Company make the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loan and each Advance:

         SECTION 4.1 CORPORATE/PARTNERSHIP STATUS. (a) Borrower, (i) is a duly organized and validly existing limited partnership, in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite partnership power and authority, to own its property and assets (including the Properties) and to transact the business in which it is engaged or presently proposes to engage (including this Transaction) and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign limited partnership, in every jurisdiction in which it owns or leases real property (including the Properties) or in which the nature of its business requires it to be so qualified;

         (b) the Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation; (i) has all requisite corporate power and authorities to own its property and assets and to transact the business in which it is engaged or presently proposes to engage (including this Transaction) and (ii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation, in every jurisdiction in which it owns or leases real property (including the Properties) or in which the nature of its business requires it to be so qualified.

         SECTION 4.2 CORPORATE/PARTNERSHIP POWER AND AUTHORITY. (a) Borrower has the partnership power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary partnership action to authorize the execution, delivery and performance by it of such Loan Documents. Borrower has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity whether enforcement is sought in a proceeding in equity or at law.

         (b) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of such Loan Documents. The Company has duly executed and delivered each such Loan Document, and each such Loan Document constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity whether enforcement is sought in a proceeding in equity or at law.

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

         SECTION 4.3 NO VIOLATION. Neither the execution, delivery or performance by Borrower or the Company of the Loan Documents to which it is a party, nor the compliance by such Person with the terms and provisions thereof nor the consummation of the Transactions, (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, or (b) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Mortgages and the Loan Documents) upon any of the property or assets (including the Properties) of Borrower or the Company (or of any partnership of which such Person is a partner) pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower or the Company (or of any partnership of which such Person is a partner) is a party or by which it or any of its property or assets (including the Properties) is bound or to which it may be subject, or (c) will, with respect to Borrower, violate any provisions of its partnership agreement, or (d) will, with respect to the Company, violate any provision of its Certificate of Incorporation or By-Laws.

         SECTION 4.4 LITIGATION. Except as set forth on Schedule 5, there are no actions, suits or proceedings pending or, to the best of Borrower, or the Company's knowledge, threatened with respect to any of the Transactions or Loan Documents, Borrower, the Company, its Subsidiaries, or with respect to the Properties, that could, individually or in the aggregate, result in a Material Adverse Effect. All matters set forth on Schedule 5 do not, individually or in the aggregate, result in a Material Adverse Effect.

         SECTION 4.5 FINANCIAL STATEMENTS; FINANCIAL CONDITION; ETC. The financial statements delivered pursuant to Section 3.1 were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of Borrower, the Company and the Properties covered thereby on the dates and for the periods covered thereby, except as disclosed in the notes thereto and, with respect to interim financial statements, subject to normally recurring year-end adjustments. Neither Borrower nor the Company has any material liability (contingent or otherwise) not reflected in such financial statements or in the notes thereto. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading or would affect Borrower or the Company's ability to perform its obligations under this Agreement.

         SECTION 4.6 SOLVENCY. On the Closing Date and after and giving effect to the Transactions, Borrower and the Company will be Solvent.

         SECTION 4.7 MATERIAL ADVERSE CHANGE. Since the date of the most recent audited financial statements delivered pursuant to Section 3.1, there has occurred no event, act or condition, and to the best of Borrower and the Company's knowledge, there is no prospective event or condition which has had, or could have, a Material Adverse Effect.

         SECTION 4.8 USE OF PROCEEDS; MARGIN REGULATIONS. All proceeds of each Advance will be used by Borrower only in accordance with the provisions of
Section 2.2. No part of the proceeds of any Advance will be used by Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any

Advance nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

         SECTION 4.9 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with
(i) the execution, delivery and performance of any Loan Document or the consummation of any of the Transactions or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

         SECTION 4.10 SECURITY INTERESTS AND LIENS. The Mortgages create, as security for the Obligations, valid and enforceable Liens on all of the Collateral, in favor of Lenders and subject to no other liens (except for Permitted Liens), except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Upon the satisfaction of the condition precedent described in Section 3.1(h) such security interests in and Liens on the Collateral shall be perfected and shall be superior to and prior to the rights of all third parties in the Collateral (except for Permitted Liens), and, other than in connection with any future change in Borrower's or the Company's name or the location of the Collateral or Borrower or the Company's principal place of business, no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.

         SECTION 4.11 TAX RETURNS AND PAYMENTS. Borrower and the Company have filed all tax returns required to be filed by them for which the filing date has passed and not been extended and have paid all taxes and assessments payable by such Persons which have become due, other than (a) those not yet delinquent or
(b) those that are reserved against in accordance with GAAP which are being diligently contested in good faith by appropriate proceedings.

         SECTION 4.12 ERISA. (a) Neither Borrower, nor the Company has any Employee Benefit Plans other than those listed on Schedule 6. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or Reportable Event has occurred with respect to any Plan. As of the Closing Date, the Unfunded Benefit Liabilities do not in the aggregate exceed $500,000. Borrower, the Company and each member of their respective ERISA Controlled Group have complied in all material respects with the requirements of ERISA and the Code and plan documents for each Employee Benefit Plan and Plans and are not in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan. Neither Borrower, the Company, nor any member of their respective ERISA Controlled Groups is subject to any present or potential liability or withdrawal liability or annual withdrawal liability payments, which, individually or in the aggregate, could materially adversely affect any of such Persons. To the best knowledge of Borrower, the Company and their respective ERISA Controlled Group, no Multiemployer Plan is or is likely to be in reorganization (within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA). No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been, or is expected by Borrower, the Company, or any member of their respective ERISA Controlled Group to be, incurred by Borrower, the Company, nor any member of their respective ERISA Controlled Group. Except as otherwise disclosed on Schedule 6 hereto, none of Borrower, the Company nor, any member of their respective ERISA Controlled Group has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA. No lien under
Section 412(n) of the Code or 302(f) of ERISA or requirement to provide security under Section 401 (a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by Borrower, the Company, or any member of their respective ERISA Controlled Group to be imposed on the assets of Borrower, the Company, or any member of their respective ERISA Controlled Group. Neither Borrower nor the Company is a party to any collective bargaining agreement. Neither Borrower, the Company nor any of their ERISA Controlled Group has engaged in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

         (b) As of the date hereof and throughout the term of this Agreement (i) neither Borrower nor the Company is or will be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower and the assets of the Company do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA.

         (c) As of the date hereof and throughout the term of this Agreement (i) Borrower and the Company are not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower and the Company are not and will not be subject to state statutes applicable to Borrower and the Company regulating investments and fiduciary obligations with respect to governmental plans.

         SECTION 4.13 CLOSING DATE TRANSACTIONS. On the Closing Date and immediately prior to the making of the initial Advance hereunder, the Transactions (other than the making of the Loan) intended to be consummated on the Closing Date will have been consummated in accordance with the terms of the relevant Loan Documents and in accordance with all Applicable Laws. All consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such Transactions have been obtained, given, filed or taken and are or will be in full force and effect.

         SECTION 4.14 REPRESENTATIONS AND WARRANTIES IN LOAN DOCUMENTS. All representations and warranties made by Borrower or the Company in the Loan Documents are true and correct in all material respects.

         SECTION 4.15 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Borrower or the Company in writing to Agent on or prior to the Closing Date, for purposes of or in connection with this Agreement or any of the Transactions (the "Furnished Information") is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or the Company in writing to Agent will be, true, accurate and complete in all material respects and will not omit any material fact necessary to make such information (taken as a whole) not misleading on the date as of which such information is dated or furnished. As of the Closing Date, there are no facts, events or conditions directly and specifically affecting Borrower, the Company or any other Loan Party known to Borrower or the Company and not disclosed to Agent, in the Furnished Information, in the Schedules attached hereto or in the other Loan Documents, which, individually or in the aggregate, have or could be expected to have a Material Adverse Effect.

         SECTION 4.16 OWNERSHIP OF REAL PROPERTY; LEASES; EXISTING MORTGAGES. Borrower has good and marketable fee simple (or leasehold title pursuant to ground leases delivered to Lender) to all of the Properties and good title to all of its personal property subject to no Liens of any kind except for Permitted Liens. Borrower has delivered to Agent true and complete copies of all leases and any amendments or modifications thereto currently in place for the Properties, and such leases have not been further amended or modified, have not been terminated, and no material defaults have occurred and are continuing under such leases as of the date hereof. As of the date of this Agreement, there are no Options or other rights to acquire any of the Properties that run in favor of any Person and there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Properties.

         SECTION 4.17 NO DEFAULT. No Default or Event of Default exists under or with respect to any Loan Document. Neither Borrower nor the Company is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its properties or assets is bound in any respect, the existence of which default could result in a Material Adverse Effect.

         SECTION 4.18 LICENSES, ETC. Borrower has obtained and holds in full force and effect, all material franchises, trademarks, tradenames, copyrights, licenses, permits, certificates, registrations, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of the Properties and their respective businesses as presently conducted including, without limitation, the maintenance of any licenses or permits, the payment of any fees in connection therewith for the operation of the Properties.

         SECTION 4.19 COMPLIANCE WITH LAW. To the best knowledge of both Borrower and the Company, after due inquiry, Borrower and the Company are in compliance with all Applicable Laws and other laws, rules, regulations, orders, judgments, writs and decrees, noncompliance with which could result in a Material Adverse Effect.

         SECTION 4.20 BROKERS. Borrower, the Company, Agent and each Lender hereby represent and warrant that no brokers or finders were used in connection with procuring the financing contemplated hereby (and Borrower and the Company hereby agree to indemnify and save Lenders harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by any Lender as a result of any claim or assertion by any party claiming by, through or under Borrower), that it is entitled to compensation in connection with the financing contemplated hereby and each Lender hereby agrees to indemnify and save Borrower harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Borrower as a result of any claim or assertion by any party claiming by, through or under any Lender that it is entitled to compensation in connection with the financing contemplated hereby.

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         SECTION 4.21 JUDGMENTS. There are no judgments, decrees, or orders of any kind against Borrower or the Company unpaid of record which would materially or adversely affect the ability of Borrower, or the Company to comply with its obligations under the Loan or this Agreement in a timely manner. There are no federal tax claims or liens assessed or filed against Borrower, the Company or any related entity, or any principal thereof, and there are no material judgments against Borrower, or the Company unsatisfied of record or docketed in any court of the States in which the Properties are located or in any other court located in the United States and no petition in bankruptcy or similar insolvency proceeding has ever been filed by or against Borrower or the Company, and neither Borrower or the Company has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

         SECTION 4.22 PROPERTY MANAGER. The manager of all of the Properties is Borrower.

         SECTION 4.23 REIT STATUS. The Company is a "qualified real estate investment trust" as defined in Section 856 of the Code.

         SECTION 4.24 INDEBTEDNESS. All Indebtedness for borrowed money of Borrower and the Company is set forth on Schedule 8.

         SECTION 4.25 SURVIVAL. The foregoing representations and warranties shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the indebtedness evidenced by the Note has been fully paid and satisfied and Lender have no further commitment to advance funds hereunder. The request for any Advance under this Agreement by Borrower or on its behalf shall constitute a certification that the aforesaid representations and warranties are true and correct as of the date of such request, except to the extent any such representation or warranty shall relate solely to an earlier date.

         SECTION 4.26 Reportable Transaction. The Borrower does not intend to treat any Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof."

         SECTION 5. AFFIRMATIVE COVENANTS.

         Borrower and the Company covenant and agree that on and after the Closing Date and until the Obligations are paid in full:

         SECTION 5.1 FINANCIAL REPORTS. (a) Borrower and the Company will furnish to Agent: (i) annual audited consolidated financial statements of Borrower and the Company prepared in accordance with GAAP within 120 days of the end of Borrower and the Company's fiscal year prepared by nationally recognized independent public accountants (which accountant's opinion shall be unqualified), satisfactory to Lender; (ii) within 60 days after the close of each quarterly accounting period in each fiscal year, the consolidated balance sheet of Borrower and the Company as of the end of such quarterly period and the related consolidated statements of income, cash flow and retained earnings for such quarterly period and for the elapsed portion of the fiscal year ended

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

with the last day of such quarterly period, each prepared in accordance with GAAP; (iii) quarterly operating statements (prepared on a basis consistent with that used in the preparation of the GAAP consolidated financial statements of Borrower and the Company) for each Property showing the most recently ended fiscal quarter and the fiscal year to date, and the Net Operating Income for the most recently completed 12 month period, including a comparison with the most recent Annual Operating Budget, within 60 days of the end of each fiscal quarter for the quarterly operating statements, and within 120 days of the end of each fiscal year for the annual operating statements, (iv) Projections for each Acquisition Property and Completed Development Property owned or Completed by Borrower, respectively, for less than eight fiscal quarters, or a certificate of no change in respect of any such Property if no new leases have been executed during the prior fiscal quarter, there has been no material change in operating expenses, there have been no terminations or any material defaults under any leases, and no other events have occurred which would materially affect Net Operating Income, within 60 days of the end of each fiscal quarter, (v) copies of all of Borrower and the Company's quarterly and annual filings with the Securities and Exchange Commission and all shareholder reports and letters to Borrower and the Company's partners and shareholders and all other publicly released information promptly after their filing or mailing, and (vi) within 60 days of the end of each fiscal quarter, a rent roll and an annual operating budget for each of the Properties (the "Annual Operating Budget"), including cash flow projections for the upcoming year, presented on a monthly basis consistent with the quarterly operating statements referred to in clause (iii) above at least 30 days prior to the start of each calendar year. Borrower and the Company will furnish such additional reports or data as Agent may reasonably request, and Borrower and the Company shall maintain a system of accounting capable of furnishing all such information and data, and shall maintain its books and records respecting financial and accounting matters in a proper manner and on a basis consistent with that used in the preparation of the GAAP consolidated financial statements of Borrower and the Company. Reports and data requested by Agent from Borrower and the Company shall be provided to Agent no later than 30 days after such request.

         (b) Officer's Certificates. (i) At the time of the delivery of the financial statements under clause (a) above, Borrower and the Company shall provide a certificate of the Company, individually and as the general partner of Borrower that (1) such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and the results of operations of Borrower, the Company and the Properties on the dates and for the periods indicated, subject, in the case of interim financial statements, to normally recurring year end adjustments, (2) to its best knowledge that no Default or Event of Default has occurred and is continuing as of the date of such certificate or, if any Default or Event of Default has occurred and is continuing on such date, specifying the nature and extent thereof and the action Borrower and the Company propose to take in respect thereof, (3) that since the date of the prior financial statements delivered pursuant to such clause, no change has occurred in the financial position of Borrower and the Company, which change could result in a Material Adverse Effect, that there has been no change in the Company's tax status as a real estate investment trust as defined under Section 856 of the Code, or Borrower's status as a qualified Company subsidiary and (4) demonstrating compliance with the financial covenants set forth in Sections 5.13, 5.14, 5.15, 5.16 and 6.5 hereof and the provisions of Sections 5.11 and 5.12, and containing calculations verifying such compliance, in the form of the Advance Worksheet which is Exhibit A-2 to this Agreement. At the time of delivery of the Annual Operating Budget pursuant to Section 5.1(a)(vi), Borrower shall deliver to Agent a written statement of the assumptions used with respect to the Annual Operating Budget, together

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

with a certificate of the Company individually and as general partner of Borrower to the effect that such budget and assumptions are reasonable and represent Borrower and the Company's good faith estimate of such Net Operating Income, it being understood and agreed that there may often be a difference between financial projections and actual results.

         (c) Notice of Default or Litigation. Promptly after Borrower or the Company obtains actual knowledge thereof, Borrower and the Company shall give Lender notice of (i) the occurrence of a Default or any Event of Default,
(ii) the occurrence of (x) any event of default under any partnership agreement of Borrower, any mortgage, deed of trust, indenture or other debt or security instrument, covering any of the assets of Borrower or the Company or (y) any event of default under any other material agreement to which Borrower or the Company is a party, which, if not cured could result in a Material Adverse Effect, (iii) any litigation or governmental proceeding pending or threatened (in writing) against Borrower or the Company which could result in a Material Adverse Effect and (iv) any other event, act or condition which could result in a Material Adverse Effect. Each notice delivered pursuant to this Section 5.1(c) shall be accompanied by a certificate of the Company individually and as general partner of Borrower setting forth the details of the occurrence referred to therein and describing the actions Borrower and the Company propose to take with respect thereto.

         (d) From time to time, Borrower and the Company shall provide such other information and financial documents relating to Borrower and the Company as Lender may reasonably request.

         SECTION 5.2 BOOKS, RECORDS AND INSPECTIONS. Borrower shall, at Borrower and the Company's principal place of business, keep proper books of record and account in which full, true and correct entries shall be made. Borrower and the Company shall permit officers and designated representatives of Agent and any Lender to visit and inspect any of the Properties, and to examine and copy the books of record and account of Borrower, the Company and the Properties (including, without limitation, leases, statements, bills and invoices), discuss the affairs, finances and accounts of Borrower and the Company, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable notice and at such reasonable times as Agent or any Lender may desire.

         SECTION 5.3 MAINTENANCE OF INSURANCE. Borrower and the Company shall
(a) maintain with financially sound and reputable insurance companies insurance on itself and its properties in commercially reasonable amounts and with respect to the Properties in at least such amounts and against at least such risks as are required under the Mortgages, (b) maintain Lender as named additional insured in respect of any such liability insurance required to be maintained under the Mortgages, and (c) furnish to Lender from time to time, upon written request, certificates of insurance or certified copies or abstracts of all insurance policies required under this Agreement and the other Loan Documents and such other information relating to such insurance as Agent may reasonably request and as are required under the Mortgages. Pursuant to certain of the Mortgages, Agent may in its discretion from time to time accept self-insurance by Kmart to satisfy certain of Borrower's insurance obligations under such Mortgages. Notwithstanding any provision of any Mortgage and regardless of whether Agent is then accepting self-insurance by Kmart as partial satisfaction of Borrower's insurance obligations, in the event Kmart shall commence a voluntary case concerning itself or an involuntary case is commenced against Kmart under the Bankruptcy

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

Code or any similar proceedings or laws of any jurisdiction, Borrower shall immediately procure the insurance required pursuant to Section 3(a)-(d) of the Mortgage in respect of the Kmart leased premises, and shall provide written evidence of such insurance to Agent within two (2) Business Days of the occurrence of such event. If Borrower does not provide written evidence of the insurance as provided above, Agent shall have the right, but not the obligation, without notice to Borrower, to obtain such insurance coverage as Agent in its sole discretion deems appropriate, and all expenses incurred by Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Agent upon demand, and until paid shall bear interest at the Default Rate.

         SECTION 5.4 TAXES. Borrower and the Company shall pay or cause to be paid, when due (i.e., before any penalty or fine could be levied or charged), all taxes, charges and assessments and all other lawful claims required to be paid by Borrower and the Company, except as contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves have been established with respect thereto in accordance with GAAP. Upon request from Agent, Borrower and the Company shall provide evidence to Agent of payment of such taxes, charges, assessments and other lawful claims.

         SECTION 5.5 CORPORATE FRANCHISES; CONDUCT OF BUSINESS. (a) Borrower and the Company shall do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and good standing in the State of its organization and in each state in which a Property is located, and its respective franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals, except where the failure to so preserve any of the foregoing (other than existence and good standing) could not, individually or in the aggregate, result in a Material Adverse Effect.

         (b) Borrower and the Company shall continue in their present primary businesses of the acquisition, development, ownership and management of free standing retail establishments and retail shopping centers and related ancillary businesses and shall carry on and conduct their businesses in substantially the same manner and substantially the same field of enterprise as they are presently conducted.

         SECTION 5.6 COMPLIANCE WITH LAW. Borrower and the Company shall comply with all Applicable Laws, rules, statutes, regulations, decrees and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property (including the Properties), except for such laws, rules, statutes, regulations, decrees, orders and restrictions, (a) which Borrower or the Company are contesting in good faith and in compliance with and pursuant to appropriate proceedings diligently prosecuted (provided that such contest does not and cannot (i) expose Agent, any Lender, Borrower or the Company, to any criminal or civil liability or penalty), (ii) give rise to a Lien against any of the Collateral or any Property or (iii) otherwise materially adversely affect any of the Collateral or the value thereof), or (b) the failure to observe which, taken individually or in the aggregate, could not result in a Material Adverse Effect. Borrower and the Company's compliance with this Section shall including, without limitation, the filing of any required prospectus and/or the maintenance of any licenses or permits, the payment of any fees in connection therewith for the operation of the

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Properties. All Properties shall continue to be operated by Borrower as free standing retail establishments, retail shopping centers or office buildings, as applicable.

         SECTION 5.7 PERFORMANCE OF OBLIGATIONS. Borrower and the Company shall perform all of its obligations under the terms of each mortgage, indenture, security agreement, debt instrument, lease, undertaking and contract by which it or any of the properties (including the Properties) is bound or to which it is a party.

         SECTION 5.8 STOCK. The Company shall at all times cause its issued and outstanding shares of stock to be listed for trading on a publicly recognized United States based stock exchange.

         SECTION 5.9 MAINTENANCE OF PROPERTIES. Borrower and the Company shall ensure that the Properties are kept in good condition and repair, normal wear and tear and casualty damage in the process of being repaired or restored excepted.

         SECTION 5.10 COMPLIANCE WITH ERISA. (a) Borrower and the Company shall maintain each Employee Benefit Plan and Plan in compliance with all material applicable requirements of ERISA and the Code and with all material applicable regulations promulgated thereunder. Borrower and the Company shall provide to Lender, within ten (10) days of sending or receipt, copies of all filings or correspondence with the Internal Revenue Service, PBGC, Department of Labor, Plan, Multiemployer Plan or union, regarding any Plan, or regarding or disclosing any liability or potential liability or violation of law under any Employee Benefit Plan.

         (b) Borrower and the Company further covenant and agree to deliver to Agent such certifications or other evidence from time to time throughout the term of this Agreement, as requested by Agent in its sole discretion but no more frequently than annually, that (i) neither Borrower nor the Company is an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower and the Company are not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true with respect to each of Borrower and the Company:

                  (i) Equity interests in Borrower and the Company are publicly offered securities, within the meaning of 29 C.F.R. 2510.3-101(b)(2);

                  (ii) Less than 25 percent of each outstanding class of equity interests in Borrower and the Company, respectively, are held by "benefit plan investors" within the meaning of 29 C.F.R.
         ?2510.3-101(f)(2); or

                  (iii) Borrower and the Company qualify as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ?2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         (c) Borrower and the Company further covenant and agree to notify Agent within ten (10) days of the date that the certification in this Section
5.10 is no longer true.

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         SECTION 5.11 SETTLEMENT/JUDGMENT NOTICE. Borrower and the Company agree that they shall, within ten (10) days after a settlement of any obligation in excess of $100,000 provide written notice to Lender of such settlement together with a certification signed by the Company individually and as general partner of Borrower certifying based upon the most recent quarterly consolidated financial statements of Borrower and the Company, such settlement will not cause Borrower nor the Company to violate the financial covenants set forth in Sections 5.13, 5.14, 5.15 and 5.16 hereof. Borrower and the Company further agree that they shall, within ten (10) days after entry of a final judgment in excess of $100,000 or final judgments in excess of $250,000 in the aggregate during the immediately preceding twelve (12) month period, provide written notice to Agent of such judgment together with a certification signed by the Company individually and as general partner of Borrower certifying based upon the most recent quarterly consolidated financial statements of Borrower and the Company, such judgment will not cause Borrower nor the Company to violate the financial covenants set forth in Sections 5.13, 5.14, 5.15 and 5.16 hereof. Borrower and the Company further agrees that it will provide written notice to Lender after entry of any judgment in excess of $100,000.

         SECTION 5.12 ACCELERATION NOTICE. Borrower and the Company agree that it shall, within ten (10) days after receipt of written notice that any Indebtedness of Borrower and the Company hereof has been accelerated, provide written notice to Agent of such acceleration.

         SECTION 5.13 AVAILABLE BORROWING BASE COVENANT. Borrower shall at all times maintain an Available Borrowing Base for the aggregate of all Properties, greater than or equal to the Available Loan Amount; provided, however, that to the extent the available borrowing base covenant (the "Available Borrowing Base Covenant") set forth in the preceding clause is not met, then:

                  (a) the Available Loan Amount shall be immediately reduced to the extent necessary to cause the Available Borrowing Base Covenant to be satisfied; and

                  (b) to the extent that the then outstanding principal balance of the Loan exceeds the Available Loan Amount as reduced as a result of a reduction of the Available Loan Amount pursuant to clause
         (a) above, Borrower shall repay, without penalty or premium (other than as provided in Section 2.16), that portion of the outstanding principal balance of the Loan which is in excess of the Available Loan Amount within five (5) Business Days of Borrower's receipt of written notice that the Available Borrowing Base Covenant is no longer satisfied.

                  (c) The Available Loan Amount shall not be reduced pursuant to Section 5.13(a) above if (i) Borrower shall provide Lender, within five Business Days of the notice set forth in Section 5.13(b) (the "Compliance Date"), with (A) a certificate of the Borrower substantially in the form of Exhibit D stating that it intends to provide an additional real property or properties to Lender pursuant to
         Section 2.18 within 90 days of the Compliance Date and (B) evidence, satisfactory to all of the Lenders, that the Appraised Value of the additional properties together with the Appraised Value of the other properties securing the Loan, would have enabled Borrower to meet the Available Borrowing Base Covenant on the Compliance Date and (C) such additional real property or properties shall be satisfactory to

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

         all of the Lenders in their sole discretion and (ii) Borrower shall have provided Agent within 90 days of the Compliance Date with such additional property or properties as collateral pursuant to Section
         2.18 hereof and such additional property or properties, in the aggregate with the other Properties securing the Loan, will meet the Available Borrowing Base Covenant at such time. In the event that (I) Borrower shall fail to deliver to Agent the items set forth in clause 5.15(c)(i) above within five (5) Business Days of the Compliance Date,
         (II) the additional property or properties offered by Borrower are not satisfactory to the Required Lenders or (III) Borrower shall fail to subject such additional property or properties to the Liens of the Loan Documents pursuant to Section 2.18 or comply with any other provision of Section 2.18 within the time period provided, then the Available Loan Amount shall immediately be reduced without any further action on the part of Borrower, the Company, the Agent or any Lender pursuant to
         Section 5.13(b), and Borrower shall prepay the Loan to the extent, if any, required pursuant to Section 5.13(b). Notwithstanding the foregoing, during the ninety (90) day period set forth above, Borrower shall not be entitled to receive any Advances of the Loan at any time that the outstanding principal balance of the Loan exceeds the Available Borrowing Base.

         SECTION 5.14 MAXIMUM LEVERAGE. Borrower and the Company on a consolidated basis at all times shall maintain:

                  (a) A ratio of Total Interest Bearing Funded Debt to Total Market Capital equal to or less than 70.00%; and

                  (b) A ratio of Total Facility Funded Debt to Borrowing Base Value equal to or less than 70.00%.

         SECTION 5.15 PORTFOLIO DEBT SERVICE COVERAGE. Borrower and the Company on a consolidated basis shall at all times maintain for the most recently ended twelve (12) month period:

                  (a) A ratio of Adjusted Funds from Operations to Total Interest Expense equal to or greater than 2.00 to 1.00;

                  (b) A ratio of Adjusted Funds from Operations to Total Debt Service equal to or greater than 1.65 to 1.00; and

                  (c) A ratio of Borrowing Base Net Operating Income to Pro Forma Loan Debt Service equal to or greater than 1.25 to 1.00.

         SECTION 5.16 ADJUSTED NET WORTH. Borrower and the Company on a consolidated basis shall at all times on and after date hereof maintain an Adjusted Net Worth of at least $88,590,461, plus 90% of the cash proceeds of any equity offering of the Company, net of underwriting discounts and commissions and other reasonable costs associated therewith.

         SECTION 5.17 MANAGER. Borrower and/or the Company shall at all times remain the property manager of all of the Properties, and shall maintain the exclusive right to sell, finance, and grant mortgages upon and manage the Properties.

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

         SECTION 5.18 FURTHER ASSURANCES. Borrower and the Company will at their sole cost and expense, at any time and from time to time upon request of Agent take or cause to be taken any action and execute, acknowledge, deliver or record any further documents, opinions, deeds of trust, deeds to secure debt, mortgages, security agreements or other instruments which Agent in its reasonable discretion deems necessary or appropriate to carry out the purposes of this Agreement and the other Loan Documents including (i) to consummate the transfer or sale of the Loan or any portion thereof, (ii) to preserve, protect and perfect the security intended to be created and preserved in the Properties and (iii) to establish, preserve and protect the security interest of Lender in and to any personal property owned by Borrower and installed in, furnished to or used or intended to be used in connection with any construction in connection with the Properties or the operation thereof.

         SECTION 5.19 REIT STATUS OF THE COMPANY AND BORROWER. The Company shall at all times maintain its status as a "qualified real estate investment trust" under Section 856 of the Code. The Company shall at all times be the sole general partner of Borrower.

         SECTION 5.20 LOAN DOCUMENT COVENANTS. Borrower and the Company shall comply with all of the terms and conditions and covenants in the Mortgages, the Environmental Indemnity and the other Loan Documents.

         SECTION 5.21 APPRAISALS; MARKET STUDIES. (a) Appraisals of all Existing Properties and any other Properties to be included in the Borrowing Base at Closing shall be delivered to Agent prior to the Closing Date. Appraisals of all Development and Acquisition Properties acquired after Closing shall be delivered to Agent pursuant to Section 2.18, and Appraisals of all Substitution Properties shall be delivered to Agent pursuant to Section 2.17. Appraisals of all Properties shall be delivered to Agent on the Termination Date. All such Appraisals shall be prepared and delivered to Agent at Borrower's cost and expense.

         (b) At any time during the term of this Agreement, Agent, at Borrower's cost and expense, may obtain a market study reviewing the economic assumption utilized in the Appraisals of the Kmart, Borders and Credit Tenant Stand Alone or Anchored Properties, including, but not limited to, the capitalization rate and discount rate.

         (c) If an Event of Default has occurred and has not been cured within applicable cure periods, the Agent may obtain at Borrower's cost and expense, updated Appraisals on all or any of the Properties, provided, however, that Borrower shall not liable to reimburse Agent for more than one Appraisal per Property per year.

         (d) Borrower and the Company shall cooperate fully with the appraisers performing the Appraisals of the Properties. Borrower shall pay, within five (5) Business Days of Agent's request therefor, for the Appraisals and market studies required by this Section.

         (e) Notwithstanding the foregoing, Agent may, at any time and at the Lenders' cost and expense, obtain new or updated Appraisals of any Property.

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         SECTION 5.22 CONTINUATION OF OWNERSHIP; MANAGEMENT. Richard Agree and
Edward Rosenberg shall at all times maintain an aggregate ownership interest in Borrower and/or the Company of at least 10% of the outstanding ownership interests therein, and Richard Agree will continue in the active management of the Company in his present capacity.

         SECTION 5.23 DEVELOPMENT PROPERTIES. Borrower shall diligently and continuously prosecute development and construction of the improvements to Development Properties in accordance with the plans and specifications delivered to Lender pursuant to Section 2.18 and applicable zoning ordinances, applicable building and use restrictions, and all other Laws, restrictive covenants or requirements of governmental authorities. Construction of the improvements to Development Properties shall be completed within the time set forth in Section
2.2. Borrower shall promptly pay, or cause to be paid, all development and construction costs when the same become due and payable.

         SECTION 6. NEGATIVE COVENANTS.

         Borrower and the Company covenant and agree that on and after the Closing Date until the Obligations are paid in full:

         SECTION 6.1 LIENS. Borrower and Company shall not create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of the Collateral, or any of the Properties, other than the following (collectively, the "Permitted Liens"):

                  (a)      Liens existing on the Closing Date and set forth on
         Schedule 7 hereto or listed in the Title Policies issued on the Closing Date;

                  (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (c) Statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by Law (other than any Lien imposed by ERISA) created in the ordinary course of business for amounts not yet due or (i) which are being contested in good faith by appropriate proceedings diligently conducted, and (ii) with respect to which adequate bonds have been posted or have been insured over by the title insurance company if required to do so by Applicable Law or the terms of the Mortgage;

                  (d) Easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of Borrower and which do not detract materially from the value of any of the Properties to which they attach or impair materially the use thereof by Borrower or materially adversely affect the security interests of Lender in the Collateral; and

                  (e) Liens granted to Lender pursuant to the Mortgages securing the Obligations.

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         SECTION 6.2 RESTRICTION ON FUNDAMENTAL CHANGES; DISPOSITION OF
                     PROPERTIES.

                  (a) Without the prior written consent of all of the Lenders, which consent may be withheld in the sole and absolute discretion of the Lenders, Borrower and the Company shall not enter into any merger or consolidation, or sell all or substantially all of their respective assets to any other Person, provided that Borrower or the Company, may merge with another Person if, prior to and after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing, and Borrower or the Company is the surviving entity of such merger.

                  (b) Borrower shall not sell or otherwise transfer ownership of any of the Properties without the prior written consent of all of the Lenders, which consent may be conditioned upon a pay-down of the principal amount of the Loan in an amount determined by all of the Lenders in their sole discretion, with a corresponding reduction in the Available Loan Amount and Maximum Loan Amount, and upon such other conditions as Lenders may require in their sole discretion.

         SECTION 6.3 TRANSACTIONS WITH AFFILIATES. Borrower and the Company shall not enter into any material transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Borrower or an Affiliate of the Company, other than on terms and conditions substantially as favorable as would be obtainable at the time in a comparable arm's-length transaction with a Person other than an Affiliate of Borrower or an Affiliate of the Company, and only if such transaction is subject and subordinate to the Loan and Loan Documents on terms acceptable to Agent.

         SECTION 6.4 PLANS. Borrower and the Company shall not, nor shall they permit any member of their respective ERISA Controlled Group to, (i) take any action which would (A) increase the aggregate present value of the Unfunded Benefit Liabilities under all Plans to an amount in excess of $500,000 or (B) result in liability or Contingent Obligation for any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA or (ii) engage in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code.

         SECTION 6.5 DISTRIBUTIONS. Neither Borrower nor the Company shall declare or make any Distributions (determined on an historic cumulative basis from and after the Closing Date) in excess of an amount equal to 95% of Funds from Operations.

         SECTION 6.6 ADDITIONAL KMART PROPERTIES. Borrower shall not acquire or develop any additional Kmart Stand Alone or Anchored Properties without the prior consent of the Required Lenders, other than by the assumption of existing non-recourse debt and the issuance of additional Partnership Units and/or stock of the Company.

         SECTION 6.7 RESTRICTIONS ON SALE OR EXCHANGE OF EQUITY OR DEBT SECURITIES. Neither Borrower nor the Company shall issue, sell or exchange any stock or other equity or debt securities of Borrower or the Company to or with any tenant of Borrower for whatever consideration, or issue, sell or exchange any stock or partnership interests (other than common stock of the Company as

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

currently authorized or Partnership Units of Borrower as currently authorized, which in either case is not limited or preferred as to dividends and distributions) to any Person, without the prior written consent of all of the Lenders, which consent shall not be unreasonably withheld.

         SECTION 7. EVENTS OF DEFAULT.

         SECTION 7.1 EVENTS OF DEFAULT. Each of the following events, acts, occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

                  (a) Failure to Make Payments. Borrower shall (i) default in the payment when due of any principal of the Loan or (ii) default in the payment within five (5) days after the due date of (x) any interest on the Loan or (y) any Fees, Transaction Costs or any other amounts owing hereunder; provided, however, that any interest payable with respect to any delinquent payment shall be calculated at the Default Rate from the date such payment was actually due as if there were no grace period.

                  (b) Breach of Representation or Warranty. Any representation or warranty made by Borrower or the Company herein or in any other Loan Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made.

                  (c)      Breach of Covenants.

                  (i) Borrower or the Company shall fail to perform or observe any agreement, covenant or obligation arising under Sections 5.1, 5.3, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16, 5.17, 5.19, 5.22, or Section 6.

                  (ii) Borrower or the Company shall fail to perform or observe any agreement, covenant or obligation arising under this Agreement (except those described in subsections (a), (b) and (c)(i) above), and such failure shall continue uncured for thirty (30) days, or such longer period of time as is reasonably necessary to cure such Default, provided that Borrower or the Company has commenced and is diligently prosecuting the cure of such Default and cures it within ninety (90) days.

                  (iii) Borrower or the Company shall fail to perform or observe any agreement, covenant or obligation arising under any provision of the Loan Documents other than this Agreement, which failure shall continue after the end of any applicable grace period provided therein.

                  (d) Default Under Other Agreements. Borrower or the Company shall default beyond any applicable grace period in the payment, performance or observance of any obligation or condition with respect to any Indebtedness including other Indebtedness owed by Borrower to

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Agent or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such Indebtedness or to permit (without regard to any required notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity.

                  (e) Bankruptcy, etc. (i) Borrower or the Company shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against Borrower or the Company and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case or (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower or the Company, or Borrower or the Company commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or the Company, or there is commenced against Borrower or the Company any such proceeding which remains undismissed for a period of sixty (60) days; or (iv) any order of relief or other order approving any such case or proceeding is entered; or (v) Borrower or the Company is adjudicated insolvent or bankrupt; or (vi) Borrower or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or (vii) Borrower or the Company makes a general assignment for the benefit of creditors; or (viii) Borrower or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) Borrower or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debt; or (x) Borrower or the Company shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate or partnership action is taken by Borrower or the Company for the purpose of effecting any of the foregoing.

                  (f) ERISA. (i) Any Termination Event shall occur, or (ii) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, or fail to make a required installment payment on or before the due date under Section 412 of the Code or Section 302 of ERISA, or (iii) Borrower, the Company or a member of their respective ERISA Controlled Group shall have engaged in a transaction which is prohibited under Section 4975 of the Code or Section 406 of ERISA which could result in the imposition of liability in excess of $100,000 on any of Borrower, the Company or any member of their respective ERISA Controlled Group and an exemption shall not be applicable or have been obtained under Section 408 of ERISA or Section 4975 of the Code, or (iv) Borrower or the Company or any member of their respective ERISA Controlled Group shall fail to pay when due an amount which it shall have become liable to pay to the PBGC, any Plan or a trust established under Title IV of ERISA, or (v) Borrower or the Company shall have received a notice from the PBGC of its intention to terminate a Plan or to appoint a trustee to administer such Plan, which notice shall not have been withdrawn within fourteen (14) days after the date thereof, or (vi) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer any ERISA Plan, or (vii) Borrower, the Company or a member of their respective ERISA Controlled Group suffers a partial or complete withdrawal from a Multiemployer Plan or is in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, or (viii) a proceeding shall be

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

instituted against any of Borrower, the Company or any member of their respective ERISA Controlled Group to enforce Section 515 of ERISA, or (ix) any other event or condition shall occur or exist with respect to any Employee Benefit Plan or Plan which could subject Borrower, the Company or any member of their respective ERISA Controlled Group to any tax, penalty or other liability in excess of $100,000 or the imposition of any lien or security interest on Borrower, the Company or any member of their respective ERISA Controlled Group, or (ix) with respect to any Multiemployer Plan, the institution of a proceeding to enforce Section 515 of ERISA, to terminate such Plan, the receipt of a notice of reorganization or insolvency under Sections 4241 or 4245 of ERISA, in any event which could result in liability in excess of $100,000 to Borrower, the Company, or any member of any of their ERISA Controlled Group, or (xi) the assets of Borrower or the Company become or are deemed to be assets of an Employee Benefit Plan.

                  (g) Judgments. One or more judgments or decrees (i) in an aggregate amount of $100,000 or more are entered against Borrower or the Company in any consecutive twelve (12) month period or (ii) which, with respect to Borrower or the Company, could result in a Material Adverse Effect, shall be entered by a court or courts of competent jurisdiction against any of such Persons (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (x) any such judgments or decrees shall not be stayed (by appeal or otherwise), discharged, paid, bonded or vacated within thirty (30) days or (y) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

                  (h)      Company. The Company fails to remain a
publicly-traded real estate investment trust in good standing with the exchange upon which its stock is listed and traded and with the Securities and Exchange Commission.

                  (i) First Priority Lien. The Loan Documents after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on the Collateral (subject to the Permitted Liens) purported to be covered, hereby or thereby.

                  (j) Exchange. The Company shall fail to be listed for trading on a publicly recognized United States based stock exchange.

                  (k) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than partial or full release in accordance with the terms thereof, ceases to be in full force or is declared to be null and void or is terminated, or Borrower or the Company denies that it has any further liability under and Loan Documents to which it is a party, or gives notice to such effect.

                  (l) Material Adverse Change. Any material adverse change in Borrower or the Company's business or financial conditions, a material adverse change in a material portion of the Properties has occurred or is imminent, if the full performance of any of the Obligations is materially impaired, or if the value of the Collateral or Lender's rights therein are materially impaired in any way.

         SECTION 7.2 RIGHTS AND REMEDIES. (a) Upon the occurrence of any Event of Default described in Section 7.1(e), the Available Loan Amount and the Maximum Loan Amount shall

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

automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest on the Loan and any and all accrued Fees and other Obligations shall automatically become immediately due and payable, with all additional interest thereon calculated at the Default Rate from the occurrence of the Default until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower and the Company, and the obligation of each Lender to make any Advances hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, Agent and the Lenders may, and upon request of the Required Lenders, Agent for the benefit of the Lenders, shall, by written notice to Borrower (i) declare that the Available Loan Amount and the Maximum Loan Amount are terminated, whereupon the Available Loan Amount, and the Maximum Loan Amount and the obligation of each Lender to make any Advances (or their pro rata share thereof) hereunder shall immediately terminate, and (ii) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loan and any and all accrued Fees and other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest thereon calculated at the Default Rate from the occurrence of the Default until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower and the Company.

         (b) Agent and any Lender may offset any indebtedness, obligations or liabilities owed to Borrower or the Company against any indebtedness, obligations or liabilities of Borrower and the Company to it.

         (c) Agent and the Lenders may avail themselves of any remedies available under the Loan Documents or at law or equity; and at the direction of the Required Lenders, Agent, on behalf of the Lenders, shall avail itself of any such remedies.

         SECTION 7.3 CROSS DEFAULT. Any Borrower default under the terms of any Indebtedness to any Lender shall constitute an Event of Default under this Agreement, and at the direction of the Required Lenders, Agent, on behalf of the Lenders, shall avail itself of any such remedies.

         SECTION 8. THE AGENT; LENDERS; PARTICIPANTS

         SECTION 8.1 APPOINTMENT. Each Lender hereby irrevocably designates, appoints and authorizes Agent and any successor Agent pursuant to Section 8.16 to act as Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent and any successor Agent pursuant to Section 8.16 to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agents by the terms hereof, together with such powers as are reasonably incidental thereto. Agent agrees to act as the Agent provided in this Agreement. Any

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

action taken by it in such capacity as authorized by this Agreement shall be binding on all of the Lenders.

         SECTION 8.2 ADVANCES AND PAYMENTS. (a) All Advances will be made by Agent on behalf of the Lenders on the requested date of Advance, except that the Pro Rata Share of any Lender which the Agent receives after 1:00 p.m. Detroit time on the requested date of Advance, or at any time after the requested date of Advance, will be disbursed on the Business Day following its receipt. Nothing in this Agreement or any other Loan Document is to be construed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligations to make its Pro Rata Share of Advances or to prejudice any rights that Borrower may have against any Lender as a result of any default by that Lender hereunder.

         (b) In order to minimize transfers between the Agent and each Lender of funds representing the Lender's Pro Rata Share of an Advance, a Borrower payment, or (to the extent that Agent has not been promptly reimbursed by Borrower) other amounts for which the Agent is entitled to Lender reimbursement or indemnification, coincidental transfer and loan account adjustments may be made on a "net" basis. Not later than the Business Day immediately preceding the date of a Base Rate Advance and not later than three
(3) Business Days immediately preceding the date of a LIBOR Rate Advance, or not later than the Business Day immediately prior to a date on which Lender reimbursement of the Agent is requested, Agent will advise each Lender by telephone, telex or telecopy as to the purpose and aggregate amount to be disbursed or paid by Agent and the date of Advance or actual anticipated payment date, as the case may be; the amount which is such Lender's Pro Rata Share thereof; and, if in order to cause all loan accounts maintained by Agent for such Lender to conform to its Pro Rata Share of the Loan, the amount which such Lender is requested to remit to Agent will be different, the identity of the loan account(s) requiring adjustment and the nature and amounts due to or from the Lender with respect thereto. All amounts which a Lender is required to remit to Agent will be made available to Agent by transfer of same-day funds to the designated wire account of Agent not later than 1:00 p.m. Detroit time on the date of Advance, as evidenced by a wire transfer number or actual receipt by Agent. Agent will have no liability to Borrower for the failure of any Lender to make an Advance on the date of Advance, and if any date of Advance is on a day when any of the Lenders are not open for business, then each Lender shall transfer to Agent its Pro Rata Share on the next day such Lender is open for business.

         (c) All Loan payments in respect of Advances, interest, fees or expenses incurred by the Lenders and required by Borrower to be reimbursed will be deemed paid when immediately available U.S. currency or its equivalent is paid in the amount required by Borrower to Agent. On the Business Day Agent receives a Borrower payment, Agent will advise each Lender by telephone, telex or telecopy of the aggregate amount and such Lender's Pro Rata Share of amounts actually received by Agent in respect of Advances, interest, fees, or, to the extent that the Lenders previously have remitted to Agent therefor, reimbursements for other amounts for which Agent has required Lender reimbursement or indemnification. Agent will pay to such Lender on the same Business Day, by transfer to such Lender's wire account (as specified by such Lender on Exhibit 8.2 to this Agreement, or as amended by such Lender from time to time after the date hereof) its Pro Rata Share, "netted" as permitted herein, of any such payment received by Agent not later than 1:00 p.m. Detroit time, and otherwise on the next Business Day.

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

         (d) Any Agent payment to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower, which related payment in fact is not received by Agent, will entitle Agent to recover such amount from the Lender without set-off, counterclaim or deduction of any kind. If Agent determines at any time that an amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. However, if Agent has previously distributed such amount, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind by the Lender.

         SECTION 8.3 AMENDMENTS, CONSENTS AND WAIVERS FOR CERTAIN ACTIONS. (a) Agent is authorized and empowered on behalf of the Lenders to amend or modify in writing any provision of this Agreement or another Loan Document which relates or pertains to the Borrower, or to consent to or waive Borrower's performance of any obligation on any Event of Default, only with the prior written consent of the Required Lenders; provided, however, that if another provision of this Agreement requires the consent of all of the Lenders, any amendment, modification, consent or waiver as to such provision shall require the prior written consent of all of the Lenders. When Agent requests the consent of the Required Lenders or all of the Lenders, as applicable, and does not receive a written consent or denial thereof from any Lender within five (5) Business Days after such Lender's receipt of such request, then Agent shall again request the consent of such Lender, and if Agent does not receive a written consent or denial from such Lender within five (5) days of such Lender's receipt of such second request therefor, then such Lender will be deemed to have denied such consent. Borrower agrees that it will not assert any claim of amendment, modification, consent or waiver which is not in writing, which writing (i) references this Agreement or any other of the other Loan Documents, and (ii) is signed by the Required Lenders. Notwithstanding the foregoing, no amendment or waiver shall change the definition of Required Lenders or amend this Section 8.3, increase the principal amount of the Loan, reduce the stated interest rate or fees provided for in the Loan Documents, postpone the scheduled payment of any principal, interest or fees under the Loan Documents, release any Collateral or modify, amend or waive compliance by Borrower with Sections 5.13, 5.14, 5.15 or 5.16, except as expressly provided for in the Loan Documents, without the consent of all Lenders.

         (b) In the event Agent requests the consent or approval of any Lender, the Required Lenders or of all of the Lenders pursuant to this Agreement or any other Loan Document or agreement among the Lenders and such consent or approval is not received from the required Lenders, then Agent may, at its option, require the nonconsenting Lender(s) to assign its interest in the Loan to Agent and the other consenting Lenders who wish to participate in the purchase of the nonconsenting Lender's interest in the Loan, or to a replacement Lender designated by Agent (to the extent Agent and the consenting Lenders do not elect to purchase the nonconsenting Lender's interest in the Loan) for a price equal to the then outstanding principal amount thereof plus accrued and unpaid interest and fees under Section 2.14(a) and (c) due the nonconsenting Lender, which interest and fees will be paid when collected from Borrower. The nonconsenting Lender shall assign its interest in the Loan to the parties designated by Agent pursuant to Section 8.19(a). Any consenting Lender who wishes to purchase a portion of the nonconsenting Lender's interest in the

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

Loan shall notify Agent of such election within five (5) Business Days of Agent's notice to the consenting Lenders of Agent's election to require the nonconsenting Lender to assign its interest in the Loan as set forth above. The Lenders who elect to purchase a portion of the nonconsenting Lender's interest in the Loan (including Agent, if applicable) shall purchase such interest in proportion to their respective Pro Rata Shares.

         SECTION 8.4 DELEGATION OF DUTIES. The Agent may perform any of its duties hereunder by or through agents or employees and, subject to Sections 8.7 and 8.8 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

         SECTION 8.5 NATURE OF AGENT'S DUTIES; INDEPENDENT CREDIT INVESTIGATION. The Agent shall perform its obligations under this Agreement and the other Loan Documents in good faith according to the same standard of care as that customarily exercised by the Agent in administering its own loans. The Agent shall at all times keep accurate books of account reflecting the interests of the Lenders in the Loans. Such books shall be available to the Lenders for inspection during business hours with reasonable notice to the Agent. Except as stated above in this Section 8.5 or as otherwise expressly set forth in this Agreement, the Agent shall have no duties or responsibilities, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Each Lender expressly acknowledges (i) that the Agent has not made any representations or warranties to them and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or the Company, shall be deemed to constitute any representation or warranty by the Agent to any Lender; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial creditworthiness of the Borrower and the Company in connection with this Agreement and the making and continuance of the Loan; and (iii) that, except as expressly provided herein, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with credit or other information with respect thereto, whether coming into its possession before the making of the Loan or at any time or times thereafter.

         SECTION 8.6 ACTIONS IN DISCRETION OF THE AGENT; INSTRUCTIONS FROM THE LENDERS. The Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein. In the absence of a request by the Required Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any such action unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders. No Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders or all of the Lenders, or in the absence of such instructions, in the absolute discretion of the Agent.

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         SECTION 8.7 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY THE BORROWER.
The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, incurred by the Agent (a) in connection with costs incurred in connection with the closing of the Loan for the development, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents,
(b) relating to any amendments, waivers or consents requested by the Borrower pursuant to the provisions hereof, and (c) in connection with any workout or restructuring, or in connection with the protection, preservation, exercise or enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (ii) except to the extent the same results from the breach by any Lender of its obligations hereunder, all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder.
In addition, the Borrower agrees to reimburse and pay the reasonable fees and expenses of the Agent's legal counsel and other consultants and all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to review the books, records and business properties of the Borrower and the Company.

         SECTION 8.8 EXCULPATORY PROVISIONS. Neither Agent nor any of its directors, officers, employees, agents or Affiliates shall (a) be liable to any Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith or any other Loan Document, except that Agent shall be liable with respect to its own gross negligence or willful misconduct, (b) be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Document or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Document, or (c) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrower, or the financial condition of the Borrower or the Company, or the existence or possible existence of any Default or Event of Default.

         SECTION 8.9 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY LENDERS. Each Lender agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower or the Company and without limiting the obligation of the Borrower or the Company to do so and to the extent not due to the indemnified party's gross negligence or willful misconduct) in proportion to each Lender's Commitment from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in their capacities as such, in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Agent hereunder or thereunder. In addition, each Lender agrees to reimburse the Agent (to the extent not reimbursed by the Borrower or the Company and without limiting the obligation of the Borrower or the Company to do so) in proportion to each Lender's Commitment,

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for the reasonable fees and expenses of the Agent's legal counsel and other consultants and all reasonable out-of-pocket expenses of the Agent's agents engaged periodically to review the books, records and business properties of the Borrower or any of the Company.

         SECTION 8.10 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action not expressly authorized hereunder unless it shall first be indemnified to its satisfaction (which indemnification shall be in proportion to each Lender's Commitment) by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         SECTION 8.11 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has actual knowledge of such Default or Event of Default or has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default."

         SECTION 8.12 NOTICES AND INFORMATION. The Agent shall promptly send to each Lender (a) a copy of all material written notices, requests or demands received from or given to the Borrower, the Company or any Lender pursuant to the provisions of this Agreement or the other Loan Documents; and (b) a copy of all financial reports and information furnished by the Borrower pursuant to
Section 5.1 hereof.

         SECTION 8.13 AGENT AND THE LENDERS IN THEIR INDIVIDUAL CAPACITIES. With respect to their Commitments and Advances made pursuant thereto, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Agent, and the term "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliated entities and each of the Lenders and their respective affiliated entities may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with the Borrower or the Company, as though the Agent or such Lender were not a party to this Agreement. The Lenders acknowledge that Agent has informed them that it has existing credit facilities with the Borrower and the Company, and that such credit facilities may provide for security interests in the Collateral and rights of offset against accounts of the Borrower and the Company.

         SECTION 8.14 HOLDERS OF NOTES. The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any note or notes issued in exchange therefor.

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         SECTION 8.15 EQUALIZATION OF LENDERS. The Lenders agree among themselves that, with respect to all amounts received by any Lender for application on any obligation hereunder or under any Note or under any participation thereof, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders in proportion to the outstanding amount of their Commitments, except as otherwise provided in Sections 2.15, 8.7, 8.9, 8.16 and 9.3 hereof. The Lenders receiving any such amount shall purchase for cash from each of the other Lenders an interest in each Lender's portion of the Loans in such amount as shall result in a ratable participation by the Lenders in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender making such purchase.

         SECTION 8.16 RESIGNATION OF AGENT. Agent may resign as Agent, in its sole discretion, without the consent of Borrower or Lender. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If, within thirty (30) days of the Agent's resignation, a successor Agent has not been appointed or such successor has not accepted such appointment, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon appointment of a successor Agent, the successor Agent shall succeed to the rights, powers and duties of the Agent hereunder and the retiring Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of the retiring Agent, Borrower or the Lenders. The term Agent shall mean any successor Agent.

         SECTION 8.17 BENEFICIARIES. The provisions of this Section 8 are solely for the benefit of the Agent and the Lenders, and neither Borrower or the Company shall have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or the Company.

         SECTION 8.18 AVAILABILITY OF FUNDS. In the event the Agent has not been notified by a Lender prior to the date upon which any disbursement of the Loans is to be made that such Lender does not intend to make available to the Agent such Lender's portion of such disbursement, then the Agent may assume that such Lender has made or will make such proceeds available to the Agent on such date and the Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such Lender's portion of the disbursement is not in fact made available to the Agent and Agent has advanced such Lender's portion, the Agent shall be entitled to recover such amount on demand from such Lender. In such event, the Agent shall be entitled to all interest accrued thereon for each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount at a rate per annum equal to the applicable interest rate under this Agreement.

         SECTION 8.19 FURTHER ASSIGNMENTS AND PARTICIPATION.

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         (a)      Any Lender may, at its option, assign all or any part of its right, title and interest in the Loan, including, without limitation, all or a portion of its obligation to make Advances, and its interest in the outstanding principal balance of the Loan, to one or more entities (any entity to which an interest in the Loan is assigned, also a "Lender"); notwithstanding the foregoing, any such assignment is subject to Agent's and Borrower's prior written approval, which approval shall not be unreasonably withheld, and shall be in the minimum amount of $5,000,000; and further notwithstanding the foregoing, SFB agrees that it will retain a Commitment of not less than twenty percent (20%) of the Maximum Loan Amount. Such assignment shall not require a modification of any material terms of the Loan Documents. Assigning Lender and each new Lender shall enter into an assignment and assumption agreement (the "Assignment and Assumption") assigning a portion of Lender's rights and obligations under the Loan, and pursuant to which the new Lender accepts such assignment and assumes the assigned obligations. From and after the effective date specified in the Assignment and Assumption (a) each new Lender shall be a party hereto and to each Loan Document to the extent of the applicable percentage or percentages set forth in the Assignment and Assumption and, except as specified otherwise herein, shall succeed to the rights and obligations of Lender hereunder and thereunder in respect of the Loan (including, without limitation, its Pro Rata Share of Lender's obligations to make Advances hereunder), and (b) Assigning Lender, as lender and secured party shall, to the extent such rights and obligations have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations hereunder and under the Loan Documents. Neither Agent nor any Lender shall be responsible for the obligations of any other Lender. Agent and each Lender shall be liable to Borrower only for their Pro Rata Share of the Loan. If for any reason any of the Lenders shall fail or refuse to abide by their obligations under this Agreement, Agent and the other Lenders shall not be relieved of their obligations, if any, hereunder, including their obligations to make their Pro Rata Share of any Advance on the date set forth for such Advance in the Notice of Borrowing; notwithstanding the foregoing, Agent and the Lenders shall have the right, but not the obligation, at their sole option, to make the defaulting Lender's Pro Rata Share of such Advance.

         (b) Borrower and the Company agree that it shall, in connection with any sale of all or any portion of the Loan, whether in whole or to a Lender or Participant, within ten (10) business days after requested by Lender, furnish Lender with the certificates required under Section 9.18(a) and (b) and such other information as reasonably requested by any Lender or Participant in performing its due diligence in connection with its purchase of an interest in the Loan.

         (c) Notwithstanding anything herein to the contrary, any financial institution or other entity may be sold a participation interest in the Loan in minimum amounts of $5,000,000 by Agent or any Lender without Borrower's or the Company's consent (such financial institution or entity, a "Participant") (x) if such sale is without novation and (y) if the other conditions set forth in this paragraph are met. No Participant shall be considered a Lender hereunder or under the Note or the Loan Documents. No Participant shall have any rights under this Agreement, the Note or any of the Loan Documents and the Participant's rights in respect of such participation shall be solely against the Lender, as the case may be, as set forth in the participation agreement executed by and between such Lender and such Participant. The terms of any participation agreement between Lender and its Participant shall not grant the Participant any consent rights except for consent to (i) changes in the interest rate and term of the Loan, (ii) increase in the principal amount of the Loan (except for protective advances and increases made in accordance with Sections 2.18 hereof),
(iii) release of

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any party liable for repayment of the Loan, and (iv) and any postponement of the scheduled payment of any principal, interest or fees, except as set forth in this Agreement. No participation shall relieve any Lender from its obligations hereunder or under the Note or the Loan Documents and Lender shall remain solely responsible for the performance of its obligations hereunder. The sale of a participation interest pursuant to this paragraph shall not require a modification of any material terms of the Loan Documents.

         SECTION 8.20 CONFIDENTIAL INFORMATION. Notwithstanding the fact that information is given to a Lender is otherwise confidential, it is understood that anything Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure."

         SECTION 9. MISCELLANEOUS.

         SECTION 9.1 PAYMENT OF AGENT'S AND LENDER'S EXPENSES, INDEMNITY, ETC. Borrower shall:

         (a) whether or not the Transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of Agent in connection with Agent's due diligence review of the Collateral, the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of Agent's and Lender's Liens in the Collateral (including, without limitation, fees and expenses for title insurance, property inspections, appraisals, consultants, surveys, lien searches, filing and recording fees, and escrow fees and expenses), all Appraisals of the Properties, in connection with any amendment, waiver or consent relating to any of the Loan Documents including substitutions of Substitute Properties and the addition of Properties (including, without limitation, as to each of the foregoing, the reasonable fees and disbursements of any outside or special counsel to Agent) and of Agent and Lenders in connection with the preservation of rights under, any amendment, waiver or consent relating to, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for Agent and the Lenders);

         (b) pay, and hold Agent, and each Lender harmless from and against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold Agent, and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Agent or such Lender) to pay such taxes; and

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         (c)      indemnify Agent and each Lender, its officers, directors,
employees, representatives and agents and any persons or entities owned or Controlled by, owning or Controlling, or under common Control or Affiliated with Agent or each Lender (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising in any manner out of, or in any way related to or by reason of, (i) any of the Transactions or the execution, delivery or performance of any Loan Document, (ii) the breach of any of Borrower's or the Company' s representations and warranties or of any of Borrower's and the Company's Obligations, and (iii) the exercise by Agent and the Lenders of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction) (collectively, "Indemnified Liabilities"). Borrower and the Company further agree that, without Agent's prior written consent, it will not enter into any settlement of a lawsuit, claim or other proceeding arising or relating to any Indemnified Liability unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of each Indemnitee. Notwithstanding anything contained herein to the contrary, Borrower and the Company shall not be liable to pay to Agent or any Lender any amounts with respect to a Property for claims, other than Environmental Claims (as defined in the Environmental Indemnity), based upon an event occurring after the consummation of a transfer by or in lieu of foreclosure of all of the Collateral relating to such Property to the extent such amounts relate solely to the period after the date of the consummation of such transfer of Collateral. Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

         SECTION 9.2 NOTICES. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five (5) days after being deposited in the United States mail, certified or registered, postage prepaid, or, in the case of telex notice, when sent, answer back received, or, in the case of facsimile notice, when sent, answer back received, or, in the case of a nationally recognized overnight courier service, one (1) Business Day after delivery to such courier service, addressed, in the case of Borrower, the Company and Agent, at the addresses specified below, or to such other addresses as may be designated by any party in a written notice to the other parties hereto.

If to Agent, as follows:

                       Standard Federal Bank N.A.
                       2600 Big Beaver Road, Mail Code MO 900-420

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                       Troy, MI 48084
                       Attention:  Carol Ann Arvan, Commercial Real Estate Dept.
                       Facsimile: (248) 816-4860

                  with copies thereof to:

                       Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue, Suite 2400
                       Detroit, Michigan  48226
                       Attn: Robert S. Bolton
                       Facsimile:  (313) 961-8358

If to Lenders, as follows:

                       James D. Misaros (MIL-8029)
                       Bank One, NA
                       611 Woodward
                       Detroit, MI 48226

and:                   Standard Federal Bank N.A.
                       2600 Big Beaver Road
                       Troy, MI 48084
                       Attention: Carol Ann Arvan, Mail Code MO 900-420 Commercial Real Estate Dept.
                       Facsimile: (248) 816-4860

                       If to Borrower or the Company, as follows:

                       Agree Limited Partnership/Agree Realty Corporation 31850 Northwestern Highway
                       Farmington Hills, Michigan 48334
                       Attn: Richard Agree
                       Facsimile: (248) 737-9110

                  with copies thereof to:

                       Leon M. Schurgin
                       Sommers Schwartz Silver & Schwartz
                       2000 Town Center, Suite 900
                       Southfield, MI 48075
                       Facsimile: (248) 936-2156

         SECTION 9.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, the Company, Agent, the Lenders, all future holders of the Note and their respective successors and assigns.

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         SECTION 9.4 AMENDMENTS AND WAIVERS. Neither this Agreement, the Note, any other Loan Document to which Borrower or the Company is a party nor any terms hereof or thereof may be amended, supplemented, modified or waived other than in a writing executed by Borrower, the Company and Agent. The parties hereto acknowledge and agree that any amendment, modification approval, waiver or request to be granted regarding the terms of this Agreement shall be given in accordance with the terms, provisions and conditions of Section 8.3.

         SECTION 9.5 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Borrower, the Company and Agent or any Lender shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Agent or any Lender would otherwise have. No notice to or demand on Borrower or the Company or in any case shall entitle Borrower or the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Agent or any Lender, to any other or further action in any circumstances without notice or demand.

         SECTION 9.6 GOVERNING LAW; SUBMISSION TO JURISDICTION. (a) This Agreement shall be deemed to contract entered into pursuant to the laws of the State of Michigan and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Michigan, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Mortgages, the laws of the State where the Property is located shall apply.

         (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Michigan or of the United States of America for the Eastern District of Michigan, and, by execution and delivery of this Agreement, Borrower and the Company hereby accept for themselves and in respect of their property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower and the Company irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower and the Company at their addresses set forth opposite their signatures below. Borrower and the Company hereby irrevocably waive any objection which they now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to please or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Agent or any Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower or the Company in any other jurisdiction.

         SECTION 9.7 BORROWER AND THE COMPANY'S ASSIGNMENT. Neither Borrower nor the Company may assign its rights or obligations hereunder without the prior written consent of Agent.

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         SECTION 9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 9.9 EFFECTIVENESS. This Agreement shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Agent.

         SECTION 9.10 HEADINGS DESCRIPTIVE. The heading of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         SECTION 9.11 MARSHALING; RECAPTURE. Agent and the Lenders shall be under no obligation to marshal any assets in favor of Borrower, the Company, or any other party or against or in payment of any or all of the Obligations. To the extent Agent or any Lender receives any payment by or on behalf of Borrower or the Company, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower or the Company or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of Borrower or the Company to Agent and the Lenders as of the date such initial payment, reduction or satisfaction occurred.

         SECTION 9.12 SEVERABILITY. In case any provision in or obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 9.13 SURVIVAL. Except as expressly provided to the contrary herein, all indemnities set forth herein including, without limitation, in Sections 2.15 and 9.1 shall survive the execution and delivery of this Agreement, the Note and the Loan Documents and the making and repayment of the Loan hereunder.

         SECTION 9.14 RELEASE OF CLAIMS; LIMITATION OF LIABILITY. In consideration of the Lenders making the Loan, Borrower and the Company do each hereby release and discharge Agent and each Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or the Company have against the Agent and each Lender from the date of Borrower's first contact with Agent up to the date of this Agreement. Borrower and the Company confirm to Agent and the Lenders that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Agreement and the other Loan Documents and each acknowledge and agree that Agent and each Lender is relying upon this release in extending the Loan to Borrower. No claim may be made by Borrower, the Company, or any other Person against Agent

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or any Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower and the Company hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 9.15 CALCULATIONS; COMPUTATIONS. Except as otherwise expressly provided herein, the financial statements to be furnished to Agent pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved and consistent with GAAP as used in the preparation of the financial statements referred to in Section 4.5.

         SECTION 9.16 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, THE COMPANY, AGENT AND ALL LENDERS EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

         SECTION 9.17 NO JOINT VENTURE. Notwithstanding anything to the contrary herein contained, Agent and Lenders by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower or the Company and Borrower and the Company agree to hold Agent and each Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

         SECTION 9.18 ESTOPPEL CERTIFICATES. (a) Borrower and Agent each hereby agree at any time and from time to time upon not less than ten (10) days prior written notice by Borrower or Agent to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying whether this Agreement is unmodified and in full force and effect (or if there have been modifications, whether the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, any Default or Event of Default has occurred and is then continuing, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to Agent's obligation to deliver the statement pursuant to this Section, that Agent shall receive, together with Borrower's request for such statement, a certificate of the Company individually and as general partner of Borrower stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

         (b) Within five (5) Business Days of Agent's request, Borrower shall execute and deliver a certificate of the Company individually and as general partner of Borrower confirming the then aggregate outstanding principal balance of the Loan, the outstanding principal balance of each LIBOR Portion and each Base Rate Portion, the interest rate for each Loan Portion, the dates to which all interest has been paid, and the Interest Period for each LIBOR Portion. Such statement shall be binding and conclusive on Borrower and the Company absent manifest error.

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         SECTION 9.19 NO OTHER AGREEMENTS. The Loan Documents constitute the entire understanding of the parties with respect to the transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.

         SECTION 9.20 CONTROLLING DOCUMENT. In the event of a conflict between the provisions of this Agreement and the other Loan Documents, the provisions of this Agreement shall control and govern the conflicting provisions of the other Loan Documents.

         SECTION 9.21 NO BENEFIT TO THIRD PARTIES. This Agreement is for the sole and exclusive benefit of Borrower, the Company, Agent and Lenders and all conditions of the obligation of Agent and Lenders to make Advances hereunder are imposed solely and exclusively for the benefit of Agent and Lenders and its assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Agent and Lenders will refuse to make Advances in the absence of strict compliance with any and all thereof and no other person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Agent and the Required Lenders at any time if it in their sole discretion deems it advisable to do so. Without limiting the generality of the foregoing, Agent shall not have any duty or obligation to anyone to ascertain that funds advanced hereunder are used as required by the terms hereof or to pay the cost of constructing the improvements on any of the Properties or to acquire materials and supplies to be used in connection therewith or to pay costs of owning, operating and maintaining same.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                       AGREE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: AGREE REALTY CORPORATION, its
                                           sole general partner, a Maryland
                                           corporation

                                           By:__________________________________

                                                    Name:  Richard Agree
                                                    Title:  President

                       (SIGNATURES CONTINUED ON NEXT PAGE)

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

                                       AGREE REALTY CORPORATION,
                                       a Maryland corporation

                                       By: s/s Richard Agree
                                           -------------------
                                           Name: Richard Agree
                                           Title: President

                                       STANDARD FEDERAL BANK N.A.,
                                       a national banking association, as Agent and as Lender

                                       By: /s/ Carol Ann Arvan
                                           ----------------------------
                                           Name:  Carol Ann Arvan
                                           Title:  First Vice President

                                       Commitment: $30,000,000

                                       BANK ONE, NA
                                       a Michigan banking corporation, as Lender

                                       By: /s/ James D. Misaros
                                           --------------------------
                                           Name:  James D. Misaros
                                           Title:      Vice President

                                       Commitment: $20,000,000

                                       87